                                                                EXHIBIT 10.18

                          OPTICAL FIBER INSTALLATION

                               AND IRU AGREEMENT


                                    BETWEEN


                       PACIFIC GAS AND ELECTRIC COMPANY

                                      AND

                           ELECTRIC LIGHTWAVE, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                                    Page
                                                                                    ----

ARTICLE I     DEFINITIONS.........................................................   2

ARTICLE II    GRANT OF LICENSES FOR INSTALLATION AND CONSTRUCTION.................   6
              ---------------------------------------------------

              2.1  Grant of Revocable License.....................................   6
                   --------------------------
              2.2  Regulatory Approval............................................   7
                   -------------------
              2.3  Conversion from Revocable License to Irrevocable License.......   7
                   --------------------------------------------------------
              2.4  Nonexclusive Use...............................................   7
                   ----------------
              2.5  Reservation of Certain PG&E Rights.............................   7
                   ----------------------------------
              2.6  PG&E Utility Operations........................................   8
                   -----------------------
              2.7  No Property or Possessory Interest.............................   8
                   ----------------------------------
              2.8  Right of Entry.................................................   8
                   --------------
              2.9  Entry Conditions...............................................   9
                   ----------------
             2.10  Memorandum of Agreement........................................   9
                   -----------------------
             2.11  Disclaimer.....................................................   9
                   ----------

ARTICLE III   RIGHTS IN AND TO THE CABLE..........................................   9
              --------------------------

              3.1  Reservation of IRU.............................................   9
                   ------------------
              3.2  Lease of Dark Fibers...........................................  10
                   --------------------
              3.3  Use of ELI Fibers..............................................  10
                   -----------------
              3.4  Use of Dark Fibers.............................................  10
                   ------------------
              3.5  PG&E Purchase of ELI Telecommunications Services...............  10
                   ------------------------------------------------

ARTICLE IV    TERM................................................................  11
              ----

              4.1  Term...........................................................  11
                   ----
              4.2  Extension of Term..............................................  11
                   -----------------
              4.3  Effect of Extension............................................  11
                   -------------------
              4.4  Quit and Surrender.............................................  11
                   ------------------
              4.5  Holdover.......................................................  11
                   --------
              4.6  Termination of Agreement by ELI................................  12
                   -------------------------------

ARTICLE V     FEES................................................................  12
              ----

              5.1  Annual Fee.....................................................  12
                   ----------
              5.2  Annual Dark Fiber Lease Payment................................  13
                   -------------------------------
              5.3  Reimbursement of Maintenance Fees..............................  14
                   ---------------------------------

              5.4  Reimbursement of Costs.........................................  14
                   ----------------------
              5.5  Fee Payment Procedure..........................................  15
                   ---------------------
              5.6  Late Fees......................................................  15
                   ---------

ARTICLE VI    SYSTEM DESIGN.......................................................  15
              -------------

              6.1  Design Responsibility..........................................  15
                   ---------------------
              6.2  PG&E Information...............................................  16
                   ----------------
              6.3  Notice of Adverse Claims.......................................  17
                   ------------------------
              6.4  Working Drawings...............................................  17
                   ----------------
              6.5  Construction Schedule..........................................  18
                   ---------------------
              6.6  Warranty of Work...............................................  18
                   ----------------

ARTICLE VII   CONSTRUCTION........................................................  18
              ------------

              7.1  Scope of Work..................................................  18
                   -------------
              7.2  Regeneration Facility Sites....................................  18
                   ---------------------------
              7.3  Work Standards.................................................  19
                   --------------
              7.4  Time...........................................................  19
                   ----
              7.5  Permits and Approvals..........................................  20
                   ---------------------
              7.6  System Materials...............................................  20
                   ----------------
              7.7  Interface between PG&E and ELI.................................  20
                   ------------------------------
              7.8  Title and Risk of Loss.........................................  20
                   ----------------------
              7.9  System Warranties..............................................  21
                   -----------------
             7.10  Use of Contractors.............................................  21
                   ------------------
             7.11  PG&E Inspection of Construction................................  21
                   -------------------------------
             7.12  As-Built Drawings..............................................  22
                   -----------------
             7.13  Completion of System Construction..............................  23
                   ---------------------------------
             7.14  Warranty of Work...............................................  23
                   ----------------

ARTICLE VIII  MAINTENANCE, REPAIR AND RESTORATION.................................  23
              -----------------------------------

              8.1  PG&E Maintenance Responsibilities..............................  23
                   ---------------------------------
              8.2  Maintenance of Regeneration Facilities and System Electronics..  24
                   -------------------------------------------------------------
              8.3  Detailed Restoration Plan......................................  24
                   -------------------------

ARTICLE IX    PROPERTY RIGHTS AND OBLIGATIONS.....................................  26
              -------------------------------

              9.1  Avoidance of Encumbrances......................................  26
                   -------------------------
              9.2  Maintain Property Rights.......................................  26
                   ------------------------
              9.3  Payment of Ad Valorem Taxes....................................  26
                   ---------------------------
              9.4  Defense of Property Interest...................................  27
                   ----------------------------

              9.5  Property Interest Documentation................................  28
                   -------------------------------
              9.6  Incremental Property Rights Costs..............................  28
                   ---------------------------------
              9.7  Franchise Rights and Licensing Costs...........................  28
                   ------------------------------------
              9.8  Liens                                                            29
                   -----
              9.9  Discontinuance or Relocation...................................  30
                   ----------------------------
             9.10  Relocation of Cable............................................  30
                   -------------------

ARTICLE X    REPRESENTATIONS, WARRANTIES AND COVENANTS............................  31
             -----------------------------------------

             10.1  Representations, Warranties and Covenants of ELI...............  31
                   ------------------------------------------------
             10.2  Representations, Warranties and Covenants of PG&E..............  32
                   -------------------------------------------------
             10.3  Confidentiality................................................  33
                   ---------------
             10.4  Cooperation....................................................  35
                   -----------
             10.5  Regulatory Compliance..........................................  36
                   ---------------------
             10.6  Certificates...................................................  36
                   ------------
             10.7  Independent Status.............................................  36
                   ------------------
             10.8  Transactions with Affiliates...................................  36
                   ----------------------------
             10.9  Further Assurances.............................................  36
                   ------------------
            10.10  Damage and Destruction.........................................  36
                   ----------------------
            10.11  Audit Rights...................................................  37
                   ------------
            10.12  Interference...................................................  37
                   ------------
            10.13  Independent System Operator....................................  37
                   ---------------------------

ARTICLE XI   INSURANCE............................................................  37
             ---------

             11.1  Required Insurance Coverage....................................  37
                   ---------------------------
             11.2  General Conditions.............................................  38
                   ------------------
             11.3  Evidence of Insurance..........................................  38
                   ---------------------
             11.4  Blanket Policies...............................................  39
                   ----------------
             11.5  Self-Insurance.................................................  39
                   --------------

ARTICLE XII  ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS...........................  39
             ------------------------------------------

             12.1  Transfers......................................................  39
                   ---------
             12.2  PG&E or ELI Financing..........................................  40
                   ---------------------
             12.3  PG&E and ELI Recognition of Transferees........................  40
                   ---------------------------------------
             12.4  No Assumption or Release.......................................  40
                   ------------------------
             12.5  Mergers and Acquisitions.......................................  40
                   ------------------------

ARTICLE XIII CONDEMNATION.........................................................  41
             ------------

             13.1  Taking                                                           41
                   ------

             13.2  Taking Awards..................................................  41
                   -------------
             13.3  Notice of Taking...............................................  41
                   ----------------

ARTICLE XIV  ENVIRONMENTAL HAZARD LIABILITY.......................................  41
             ------------------------------

             14.1  Responsibilities of Parties....................................  41
                   ---------------------------
             14.2  Alternate Locations............................................  42
                   -------------------
             14.3  Warning........................................................  42
                   -------
             14.4  Condition of Premises..........................................  42
                   ---------------------

ARTICLE XV   LIABILITY AND INDEMNITY..............................................  42
             -----------------------

             15.1  PG&E Indemnity.................................................  42
                   --------------
             15.2  ELI Indemnity..................................................  43
                   -------------
             15.3  No Consequential Damages.......................................  43
                   ------------------------
             15.4  Waiver of Subrogation..........................................  43
                   ---------------------
             15.5  Defense of Claims..............................................  43
                   -----------------
             15.6  Third-Party Claims.............................................  44
                   ------------------
             15.7  Survival.......................................................  44
                   --------
             15.8  Applicability of Liability Limitations.........................  44
                   --------------------------------------
             15.9  Claims Against Third-Parties...................................  44
                   ----------------------------

ARTICLE XVI  FORCE MAJEURE........................................................  44
             -------------

             16.1  Excuse of Performance..........................................  44
                   ---------------------
             16.2  Definition.....................................................  44
                   ----------
             16.3  Continuance after Force Majeure Event..........................  45
                   -------------------------------------

ARTICLE XVII BREACH AND TERMINATION...............................................  46
             ----------------------

             17.1  Termination Events.............................................  46
                   ------------------
             17.2  Actions Following Occurrence of Termination Event..............  47
                   -------------------------------------------------
             17.3  Rights of PG&E and ELI Upon Termination........................  48
                   ---------------------------------------
             17.4  Amounts Due Upon Termination...................................  48
                   ----------------------------
             17.5  No Release.....................................................  48
                   ----------

ARTICLE XVIII DISPUTE RESOLUTION..................................................  49
              ------------------

             18.1  Dispute Resolution.............................................  49
                   ------------------
             18.2  Negotiation and Mediation......................................  49
                   -------------------------

             18.3  Confidentiality................................................  49
                   ---------------
             18.4  Injunctive Relief..............................................  49
                   -----------------
             18.5  Continuing Obligation..........................................  49
                   ---------------------
             18.6  Failure of Mediation...........................................  49
                   --------------------

ARTICLE XIX  TAX INDEMNITY........................................................  50
             -------------

             19.1  Income Taxes...................................................  50
                   ------------
             19.2  Sales and Use Taxes............................................  52
                   -------------------
             19.3  Indemnification Conditions.....................................  53
                   --------------------------

ARTICLE XX   MISCELLANEOUS........................................................  53
             -------------

             20.1  Amendments.....................................................  53
                   ----------
             20.2  Binding Effect.................................................  53
                   --------------
             20.3  Waivers........................................................  53
                   -------
             20.4  Notices........................................................  53
                   -------
             20.5  Severability...................................................  54
                   ------------
             20.6  Interpretation.................................................  54
                   --------------
             20.7  Governing Law and Choice of Forum..............................  55
                   ---------------------------------
             20.8  Commissions....................................................  55
                   -----------
             20.9  Counterparts...................................................  55
                   ------------
            20.10  Attorney Fees..................................................  55
                   -------------
            20.11  Costs..........................................................  55
                   -----
            20.12  No Third-Party Beneficiaries...................................  55
                   ----------------------------
            20.13  Entire Agreement...............................................  55
                   ----------------
            20.14  Conflict of Interest/Business Ethics...........................  55
                   ------------------------------------
            20.15  Survival.......................................................  56
                   --------
            20.16  Exhibits.......................................................  56
                   --------

EXHIBITS
--------

Exhibit "A"    Cable Route
Exhibit "B"    Cable Specifications
Exhibit "C"    Detailed Restoration Plan
Exhibit "D"    PG&E Safety Rules

                  OPTICAL FIBER INSTALLATION AND IRU AGREEMENT


          THIS OPTICAL FIBER INSTALLATION AND IRU AGREEMENT ("Agreement") is made and entered into effective as of the 31st day of December, 1997, by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation ("PG&E"), and ELECTRIC LIGHTWAVE, INC., a Delaware corporation ("ELI").

                               R E C I T A L S :
                               - - - - - - - -

     A. PG&E is a public utility regulated by, among others, the California Public Utilities Commission and the Federal Energy Regulatory Commission. PG&E owns electric transmission towers, and owns and holds easements and other rights or interests in real properties in connection with the transmission of natural gas and electricity to its customers throughout northern and central California.

     B. PG&E expects in the future to cede operational control of its electric transmission system to an independent system operator who will have, among other powers, authority to direct the operation of all facilities under its control that affect the reliability of the electric transmission system and to approve requests to take electric transmission equipment out of service.

     C. ELI is a provider of telecommunications services and holds a certificate of public convenience and necessity to provide such services in the State of California, and that authorizes ELI to use government rights of way for purposes of installing fiber optic cable in, under and along public streets and roads in the State of California.

     D. PG&E desires to construct an optical fiber communications system along certain rights of way owned or controlled by PG&E, for its own internal communications needs and to provide ancillary communications services to its electric power and natural gas customers.

     E. ELI, upon the terms, covenants and conditions contained in this Agreement, is willing to construct an optical fiber communications system, and desires to reserve to itself an indefeasible right to use the optical fibers in the completed system to provide telecommunications services to ELI's customers. In addition, ELI is willing to lease to PG&E a portion of the optical fibers in the completed system for the purposes set forth above.

     F. PG&E, upon the terms, covenants and conditions contained in this Agreement, is willing to: (1) grant to ELI a license to enter upon certain rights of way held by PG&E for the purpose of installing the optical fiber communications system; (2) take bare legal title to the system subject to ELI's reservation of an indefeasible right to use the optical fibers in the system to provide telecommunications services to ELI's customers; and (3) lease from ELI a portion of the optical fibers in the system for use in connection with PG&E's own internal communications needs and to provide ancillary communications services to PG&E's electric power and natural gas customers.

     G. For all purposes other than PG&E's bare legal title, ELI will be considered the owner of the System.

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, PG&E and ELI agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          As used in this Agreement, the following terms shall have the meanings specified below:

          "Acceptance of Construction" means the written notification from PG&E to ELI, pursuant to Section 7.11, that specified work has been inspected by PG&E and found to have been performed substantially in accordance with the requirements of this Agreement.

          "Ad Valorem Taxes" means ad valorem property taxes, special assessments, local improvement district levies and other levies assessed against the System or the Right of Way.

          "Affected Portion" means any portion of the System that is or may:
(1) be affected by a Taking; (2) become the subject of a lien or transfer; or
(3) be damaged or destroyed as the result of the occurrence of an event of casualty.

          "Affiliate" means, with respect to either PG&E or ELI, any corporation or other entity that controls such party, is controlled by such party, or is with such party under common control of another entity.

          "Annual Dark Fiber Lease Payment" means the annual payment PG&E shall make to ELI under the terms of this Agreement for the lease of the Dark Fibers.

          "Annual Fee" means the annual payment ELI shall make to PG&E under the terms of this Agreement for the Revocable License or the Irrevocable License (as applicable).

          "Approvals" means all permits, approvals and licenses from all government authorities having jurisdiction or approval rights with respect to:
(1) the construction and installation of the System; and (2) the use and occupation of the Right of Way along the Cable Route where the System is to be located or to be constructed.

          "Approved System Segment" means a System Segment for which Working Drawings have been approved under the terms of this Agreement for construction and installation of the Cable, the Cable Accessories and, as applicable, Regeneration Facilities, System Electronics and other facilities and equipment associated with the Approved System Segment.

          "Cable" means a single optical fiber telecommunications cable containing 72 single mode, nondispersion shifted optical fibers (or two optical fiber cables containing a total of 72 such optical fibers) to be installed along the Cable Route pursuant to the terms of this Agreement.

          "Cable Accessories" means all hardware and appurtenances necessary for the attachment of the Cable to the Towers.

          "Cable Route" means the corridor in which the Cable for the System will be deployed. An approximate location of the Cable Route is described on Exhibit "A."

          "Cable Specifications" means the drawings and specifications regarding the Cable, the Cable Accessories, and related hardware and materials to be employed in the installation of the Cable. A copy of the Cable Specifications is attached to and incorporated by reference in this agreement as Exhibit "B."

          "Chief Engineer" means with respect to PG&E or ELI, as applicable, the person designated to be responsible for managerial decision making with respect to the System and this Agreement and to give technical or managerial advice.

          "Consumer Price Index" means the Consumer Price Index, U.S. City Average, All Items Index (1982-1984 = 100), All Urban Consumer Sub-Index, San Francisco-Oakland-San Jose Metropolitan Statistical Area (CPI-U), as published by the U.S. Department of Labor, Bureau of Labor Statistics. In the event the Consumer Price Index is discontinued or no longer published, PG&E and ELI shall agree to the use of a comparable successor index for use in connection with the calculation of the Annual Fee.

          "Contractor" means FOCAS, Inc., a Delaware corporation, or another qualified contractor that acts as ELI's general contractor for the installation of the Cable along the Cable Route in accordance with the terms, covenants, conditions and specifications stated in this Agreement.

          "CPUC" means the California Public Utilities Commission.

          "Dark Fibers" means the 8 single mode, nondispersion shifted optical fibers in the Cable along the entirety of each Developed System Segment that ELI leases to PG&E for the purposes and on the terms described in this Agreement.

          "Detailed Restoration Plan" means the restoration plan applicable to the System to be developed by PG&E and ELI as described in Section 8.3. The Detailed Restoration Plan shall follow the priorities and general requirements set forth in Section 8.3 and, when completed, shall be attached to and incorporated by reference in this Agreement as Exhibit "C."

          "Developed System Segment" means a System Segment on which all construction and installation work has been completed and regarding which an Acceptance of Construction has been issued.

          "Effective Date" means the date of execution of this Agreement by PG&E and ELI.

          "ELI Fibers" means the 64 single mode, nondispersion shifted optical fibers in the Cable along the entirety of each Developed System Segment in which ELI, pursuant to the terms, covenants and conditions of this Agreement, reserves an exclusive IRU.

          "Force Majeure Event" shall have the meaning given in Section 16.2.

          "Hazardous Substances" means any waste, pollutant (as that term is defined in 42 U.S.C. (S) 9601(33) or in 33 U.S.C. (S) 1362(13) or any successor statutes thereto), hazardous substance (as that term is defined in 42 U.S.C. (S) 9601(14) or any successor statute thereto), hazardous chemical (as that term is defined by 29 CFR Part 1910.1200(c) or any successor regulation thereto), toxic substance, hazardous waste (as that term is defined in 42 U.S.C. (S) 6901 or any successor statute thereto), radioactive material, special waste, petroleum, including crude oil or any other hydrocarbon based substance, waste, or breakdown or decomposition product thereof, or any constituent of any such substance or waste, including, but not limited to polychlorinated biphenyls, and asbestos.

          "Independent System Operator" means the entity or agency to which PG&E, in the future, expects to cede operational control of its electric transmission system. The Independent System Operator will have, among other powers, authority to direct the operation of all facilities under its control that affect the reliability of the electric transmission system and to approve requests to take electric transmission equipment out of service.

          "Irrevocable License" means the nonexclusive and nonpossessory irrevocable right to use the Towers, the Substation Sites, and the Right of Way to install and operate the System granted by PG&E to ELI under the terms of this Agreement.

          "IRU" means the exclusive indefeasible right to use the Cable and the optical fibers contained therein reserved by ELI under the terms of this Agreement.

          "Maintenance" means: (1) routine visual inspection, repair and maintenance of the Cable, the Cable Accessories, the Towers and the Right of Way; and (2) disaster restoration.

          "Maps" means any drawings or maps that either PG&E or ELI is required to prepare, update or submit to any state or federal regulatory agency as required by applicable statute, rule or regulation.

          "PG&E System Integrity" means the operation of PG&E's electric system in a manner that is deemed to minimize the risk of injury to persons and property and enable PG&E to provide adequate and reliable electric service to its customers, as determined by PG&E.

          "PG&E Utility Operations" means the procurement, generation, transmission, distribution, management or monitoring by PG&E of electricity, natural gas, water, or any combination thereof, including, without limitation, consulting and advising with respect to the use thereof and providing all related equipment and services.

          "Regeneration Facilities" means each building along the Cable Route housing any System Electronics used by ELI to operate the System, including terminal and regenerator equipment. For purposes of this Agreement, ELI shall own or lease the physical structure comprising a Regeneration Facility, and all and System Electronics used in connection with the Regeneration Facility.

          "Revocable License" means the nonexclusive and revocable right to use the Towers, the Substation Sites and the Right of Way to install and operate the System granted by PG&E to ELI under the terms of this Agreement.

          "Right of Way" means PG&E's real property and rights related thereto created pursuant to a grant, easement, lease, license or other agreement which are used for the Cable Route.

          "Route Miles" means the actual miles traversed by the Cable (including spurs) based on the "as-built" drawings described in Section 7.12.

          "Substation Sites" means those areas on or near the Right of Way where PG&E owns the land in fee simple and maintains electric transmission or distribution equipment and on which ELI, pursuant to the terms of this Agreement, may locate Regeneration Facilities.

          "System" means all of the ELI Fibers, the Dark Fibers, the Regeneration Facilities, the System Electronics and other improvements and equipment forming a part of the telecommunications network constructed or installed pursuant to the terms of this Agreement.

          "System Electronics" means all items of equipment, hardware, software, electronics, optronics and any components thereof owned by ELI that are used to transmit or monitor telecommunications services over the System, including, without limitation, routers, access nodes, MSDTs, channel banks, digital system cross connect equipment, fiber optic terminals, multiplexers, terminal and regenerator equipment, and switches.

          "System Materials" means all Cable, Cable Accessories, System Electronics, and other equipment and materials obtained by PG&E or ELI under the terms of this Agreement to construct or equip any portion of the System.

          "System Segment" means a portion of the System with defined beginning and end points.

          "Taking" means the exercise of the power of eminent domain by any public or quasi-public authority.

          "Term" means: (1) the period of time beginning on the effective date of this Agreement and terminating on the twenty-first (21st) anniversary of the Effective Date; and (2) any extensions of the original Term as described in
Section 4.2.

          "Tower" means a tower or pole along the Cable Route: (1) erected for electric power transmission, including all attendant equipment, structures and power sources; or (2) used for the attachment of electrical power transmission facilities.

          "Tower Sites" means those areas on the Right of Way on which Towers are located.

          "Transferee" means any individual or entity to which either PG&E or ELI, pursuant to Article XII, transfers or assigns any interest in this Agreement.

          "Working Drawings" means the construction plans for the installation of the System along the Cable Route.

                                   ARTICLE II
                             GRANT OF LICENSES FOR
                             ----------------------
                         INSTALLATION AND CONSTRUCTION
                         -----------------------------

          2.1  Grant of Revocable License.  PG&E hereby grants the Revocable
               --------------------------
License to ELI on the terms, covenants and conditions set forth in this Agreement to utilize the Right of Way for the design, engineering, construction, installation, inspection, testing, Maintenance, repair, replacement, operation, relocation and removal of the Cable, the Regeneration Facilities and the System Electronics. Until such time as the Revocable License is converted to the Irrevocable License (as provided in Section 2.3), ELI's rights to the Towers, the Substation Sites and the Right of Way shall consist only of a revocable right to use and shall be subject to all terms, covenants and conditions applicable to the Revocable License as contained in this Agreement.

          2.2  Regulatory Approval.  PG&E and ELI shall jointly apply to the
               -------------------
CPUC under Section 851 of the California Public Utilities Code for an Approval authorizing PG&E to enter into the Irrevocable License with ELI for the use and operation of the Cable, and the related use of the Towers, the Substation Sites and the Right of Way by ELI. PG&E shall exercise reasonable business efforts to pursue and secure such an Approval. ELI shall cooperate fully with PG&E's efforts by providing, at ELI's sole cost and expense, any information, personnel or other resources PG&E may reasonably request from time to time. ELI's cooperation shall include assisting in the preparation of applications, discovery and testimony and making available to PG&E, the CPUC and other relevant authorities all necessary and appropriate ELI information and personnel. PG&E makes no representation or warranty concerning its ability to secure any such Approval, the nature or extent of any conditions or limitations which may be imposed thereby, how long the application or approval process may take, or the costs that may be incurred in such process.

          2.3  Conversion from Revocable License to Irrevocable License.  If and
               --------------------------------------------------------
when PG&E secures a final nonreviewable Approval from the CPUC to enter into the Irrevocable License with ELI for the purposes and on the terms set forth in this Agreement, the Revocable License shall be converted into and shall become the Irrevocable License. Except as specifically described in this Agreement, the Irrevocable License shall be on the same terms, covenants and conditions as the Revocable License. Such conversion shall be evidenced by a written notice from PG&E to ELI specifying the conversion and the effective date thereof. Thereafter, ELI's use of the Towers, the Substation Sites and the Right of Way shall be in accordance with the terms of the Irrevocable License contemplated by this Agreement.

          2.4  Nonexclusive Use.  Use of  the Revocable License and the
               ----------------
Irrevocable License by ELI is expressly made nonexclusive, and neither the payment of any amount under this Agreement by ELI or any other provision of this Agreement shall impair in any way PG&E's right or ability to negotiate with any third-party with respect to the use by such third-party of the Towers, the Substation Sites or the Right of Way, except to the extent of the rights specifically granted to ELI under this Agreement.

          2.5  Reservation of Certain PG&E Rights.  PG&E reserves for itself,
               ----------------------------------
its successors and assigns, the right to use the Towers, the Substation Sites and the Right of Way, or any portion thereof, for any purpose that PG&E may find necessary, together with the right to enter upon or into the Towers, the Substation Sites and the Right of Way, or any portion thereof, at all times, and for any and all purposes. These rights may be exercised by PG&E without any notice to or consent from ELI and without payment of any compensation to ELI; provided that PG&E shall indemnify and hold ELI harmless from and against any and all liability, cost and damages to the System that result from the exercise by PG&E, its agents, successors and assigns of the rights reserved by PG&E under this Section 2.5.

          2.6  PG&E Utility Operations.  If during the term of the Revocable
               -----------------------
License, PG&E determines that the Towers, the Substation Sites, or the Right of Way over, upon or through which the System is installed, or any portion thereof, is or are necessary to conduct PG&E Utility Operations, PG&E shall provide ELI with twelve (12) months' prior written notice. The notice shall be accompanied with an alternate route plan for the Affected Portion of the System, to the extent any such alternate route plan can be made available. The foregoing right shall not be available after the Revocable License converts to the Irrevocable License as provided in Section 2.3.

          2.7  No Property or Possessory Interest.  Neither the Revocable
               ----------------------------------
License, the Irrevocable License nor ELI's exercise of its rights under this Agreement, shall confer upon ELI any property interest in any of the Towers, the Substation Sites (other than those portions of the Substation Sites that, pursuant to the terms of this Agreement, are designated as the Regeneration Facilities), or the Right of Way, whether or not owned in fee simple by PG&E or a third-party. Notwithstanding the generality of the foregoing sentence, ELI shall have the contractual rights granted under the terms of the Revocable License and the Irrevocable License, as applicable, to enter upon the Towers, the Substation Sites and the Right of Way to install the Cable and the Cable Accessories, the Regeneration Sites and the System Electronics and to use the System subject to the terms, covenants and conditions of this Agreement.

          2.8  Right of Entry.  The Revocable License or the Irrevocable License
               --------------
(as applicable) to use the Towers, the Substation Sites and the Right of Way shall include the right of entry by ELI's employees, agents and contractors in order to exercise ELI's rights under this Agreement. ELI shall notify PG&E when exercising such right of entry pursuant to the following notice requirements:

               (a) ELI shall give not less than seventy-two (72) hours prior notice by telephone to PG&E at (916) 923-7115 before entering any Right of Way for the purpose of surveying and inspecting or making such engineering and other tests as may be necessary or desirable for ELI to complete the Working Drawings, including, without limitation, engineering, design and installation plans and costs estimates for the work contemplated by this Agreement.

               (b) ELI shall give not less than one week's prior telephone notice at (916) 923-7115 before entering any Right of Way for the performance of any construction to be performed by ELI or by others consistent with and under the terms of Section 7.10.

               (c) ELI shall give not less than forty-eight (48) hours prior telephone notice to PG&E at (916) 923-7115 (or such other relevant local office telephone number as PG&E may from time to time specify by notice to
     ELI) before entering any Right of Way for the purpose of inspection, testing, Maintenance, repair or exercise of any other right of ELI under this Agreement with respect to any portion of the System not attached to the Towers. A PG&E representative shall accompany ELI pursuant to Section 8.3(b)(3).

               (d) In cases of emergency with respect to any portion of the installed Cable, ELI shall provide as much prior telephone notice as possible to PG&E at (707) 423-2436.

           2.9 Entry Conditions.  PG&E, from time to time by written notice to
               ----------------
ELI, may specify additional entry conditions or requirements arising out of the PG&E relationship with a particular land owner, including, without limitation, prior telephone notice to the land owner, no entry unless accompanied by PG&E personnel, and entry only through a specific route. ELI's right of entry to the Towers, the Substation Sites and the Right of Way is further subject to the conditions that: (a) ELI shall comply with PG&E's established safety rules, a copy of which is attached to and incorporated by reference in this Agreement as Exhibit "D," when working around the Towers, cables or other elements of the PG&E electric power transmission system; and (b) ELI shall indemnify PG&E with respect to such entry as further provided in Section 15.2 of this Agreement. If entry by ELI is scheduled to last more than one consecutive day, a single telephone notice describing the scope and duration of the entry shall be sufficient notice. If such scope or duration changes, additional notice consistent with the requirements of Section 2.8 shall be given.

          2.10 Memorandum of Agreement.  Upon request of ELI and at ELI's
               -----------------------
expense, PG&E shall execute in form appropriate for recordation a Memorandum or Short Form of the Revocable License or the Irrevocable License granted by this Agreement (or similar document appropriately styled to permit recordation) to give notice of the existence of the rights of ELI under this Agreement. Such a recordation may be made in each County in which the Cable Route or some portion of the Cable is located. Such document shall not be styled as a grant of an easement or a possessory lease.

          2.11 Disclaimer.  PG&E makes no representation or warranty whatsoever
               ----------
(including no warranty of merchantability or fitness for a particular purpose) concerning the nature, adequacy or suitability of the Towers, the Substation Sites, or the Right of Way for the purposes intended by ELI. ELI acknowledges that neither PG&E nor any of PG&E's officers, employees or agents has made, nor is ELI entering into this Agreement in reliance upon, any such representation or warranty.

                                  ARTICLE III

                           RIGHTS IN AND TO THE CABLE
                           --------------------------

           3.1 Reservation of IRU.  Effective as of the date legal title to any
               ------------------
Developed System Segment passes to PG&E (as described in Section 7.8(a)), ELI, upon the terms, covenants and conditions contained in this Agreement, shall reserve to itself an exclusive IRU in and to the Cable contained in the entire length of such Developed System Segment for the remainder of the Term.

           3.2 Lease of Dark Fibers.  Concurrently with the effective date of
               --------------------
the reservation of an IRU for any Developed System Segment, ELI hereby grants to PG&E a lease to use the Dark Fibers contained in and associated with length of such Developed System Segment. ELI acknowledges and agrees that ELI has no right to use the Dark Fibers during the Term. In order to allow PG&E to use the Dark Fibers, PG&E may access to the Dark Fibers at prearranged splice points along each Developed System Segment designated by PG&E and agreed to by ELI in connection with the approval of the Working Drawings for such System Segment, as described in Section 6.4. Any such interconnection shall be made, and all related equipment shall be acquired and installed, at PG&E's cost and expense.

           3.3 Use of ELI Fibers.  ELI may use the ELI Fibers for any lawful
               -----------------
purpose, including, without limitation, the sale of telecommunications services to other telecommunications services providers at wholesale, and to retail commercial and residential telecommunications services users. PG&E acknowledges and agrees that PG&E has no right to use the ELI Fibers during the Term. ELI warrants that its use of the ELI Fibers and the System shall comply in all material respects with applicable government codes, ordinances, laws, rules, regulations and restrictions.

           3.4 Use of Dark Fibers.  PG&E and its Affiliates  may use the Dark
               ------------------
Fibers solely for internal communications and for any other purpose ancillary or incidental to the management, provisioning, use and conservation of energy associated with PG&E's energy-related operations. Such capacity may not be provided, donated, traded, bartered or resold to any third-party by PG&E or its Affiliates without ELI's prior written approval. Nothing in this Section 3.4 is intended to prohibit PG&E from using the Dark Fibers for two-way communications between or among itself and other operating natural gas and electrical power companies with which PG&E engages in energy-related transactions. In addition, nothing in this Section 3.4 prohibits PG&E from providing new or existing services to its customer base for purposes ancillary or incidental to the management, provisioning, use and conservation of energy associated with PG&E's energy-related operations.

           3.5 PG&E Purchase of ELI Telecommunications Services.  During the
               ------------------------------------------------
Term, to the extent it is economically and technically feasible, PG&E and its Affiliates may purchase unbundled network elements, facilities or functions from ELI for use in connection with their use of the Dark Fibers. The price charged by ELI to PG&E and it Affiliates for such services and network elements shall be at the lowest prices then charged by ELI to similarly situated commercial telecommunications services customers for a similar service or group of services using similar volumes.

                                   ARTICLE IV
                                      TERM
                                      ----

           4.1 Term.  The Term of this Agreement shall commence on the effective
               ----
date of this Agreement and shall continue, unless sooner terminated pursuant to the terms of this Agreement and subject to extension as provided in Section 4.2, until midnight Pacific time on the twenty-first (21st) anniversary of the Effective Date.

           4.2 Extension of Term.  ELI shall have the option to extend the Term
               -----------------
for two additional terms of five years each. ELI shall exercise the option to extend by providing PG&E written notice of ELI's election to extend the Term or any extension thereof, which notice must be given at least one hundred eighty
(180) days prior to the scheduled expiration date of the Term (as previously extended, if applicable). In the event ELI does not give notice of its election to extend the Term (if such an extension is then available) within the time period specified above, ELI shall be deemed to have elected not to extend the Term.

           4.3 Effect of Extension.  The terms, covenants and conditions of this
               -------------------
Agreement shall continue in force throughout any extension of the Term.
However, the Annual Fee shall increase from year to year in the manner described in Section 5.1.

           4.4 Quit and Surrender.  Within forty-five (45) days after the
               ------------------
expiration of this Agreement, PG&E may: (a) request that ELI, at ELI's sole cost and expense, remove all of the System and other personal property and fixtures installed for ELI on the Towers, the Substation Sites and the Right of Way, at which time title to the Cable and the Cable Accessories shall pass to ELI, and to restore the Towers, the Substation Sites and the Right of Way to as good an order and condition as they were at the time immediately prior to their removal;
(b) remove all of the System and other personal property or fixtures in accordance with removal policies provided by ELI, and charge ELI for all reasonable costs associated with such removal, which costs ELI shall pay within thirty (30) days after receipt of invoices therefor at which time title to the Cable and the Cable Accessories shall pass to ELI; or (c) request that ELI leave the System in place, at which time title to the same shall pass to PG&E and PG&E shall pay to ELI the difference between the lower of market value or depreciated book value thereof and the estimated cost of removing the System installed for ELI on Towers, Substation Sites and Right of Way, if such difference is greater than zero, which cost PG&E shall pay to ELI within thirty (30) days after the end of the Term.

           4.5 Holdover.  If ELI continues to occupy or otherwise use the
               --------
Towers, the Substation Sites or the Right of Way after the expiration of this Agreement or earlier termination of the Term, such use or holding over will unless otherwise agreed to by PG&E in writing, constitute and be construed to be a month-to-month use of the Towers, the Substation Sites and the Right of Way at a monthly fee equal to one-eighth (1/8th) of the Annual Fee in effect immediately prior to such expiration or termination, plus any other fees due under the terms of this Agreement. Notwithstanding the foregoing, any period when the System is being removed pursuant to Section 4.4 shall not be deemed a holdover.

           4.6 Termination of Agreement by ELI.  Within ten (10) days' prior
               -------------------------------
written notice to PG&E during the first ninety (90) day period following the Effective Date, ELI may terminate this Agreement if by such date:

               (a) ELI, in ELI's reasonable discretion determines that the operating requirements, protocols, rules or policies of the Independent System Operator, and the transfer of operational control of electric transmission systems to the Independent System Operator make it economically infeasible for ELI: (1) to design or construct the System; or
     (2) to use the System for the purposes contemplated by this Agreement;

               (b) ELI, after good faith efforts to negotiate and execute a contract with the Contractor or another qualified Contractor, has not entered into a contract with the Contractor or another qualified contractor acceptable to PG&E; or

               (c) The Detailed Restoration Plan in form and content reasonably acceptable to PG&E and ELI has not been completed.

Upon any such termination, ELI shall reimburse PG&E for any actual and direct costs, including fully loaded labor costs (calculated at two times base compensation), incurred by PG&E under the terms of this Agreement through the date of the notice of termination. ELI shall make such reimbursement payment to PG&E within thirty (30) days after receipt from PG&E of an invoice detailing PG&E's reimbursable costs as provided in this Section 4.6

                                   ARTICLE V
                                      FEES
                                      ----

           5.1 Annual Fee.  Throughout the Term, ELI shall pay PG&E the Annual
               ----------
Fee. The Annual Fee represents compensation to PG&E for the Revocable License or the Irrevocable License (following conversion of the Revocable License to the Irrevocable License). Except as provided in Section 5.1(a) below, the Annual Fee shall be calculated on a base price of TWO THOUSAND SEVEN HUNDRED TWENTY-SIX DOLLARS ($2,726.00) per Route Mile, payable as follows:

               (a) The first Annual Fee shall be calculated on a base price of TWO THOUSAND ONE HUNDRED FIFTY DOLLARS ($2,150.00) per Route Mile and shall be in the amount of ONE MILLION FOUR HUNDRED FORTY-FOUR THOUSAND

     EIGHT HUNDRED DOLLARS ($1,444,800.00) (based on an estimated 672 Route Miles), which shall be due and payable ninety (90) days after the Effective Date.

               (b) The second Annual Fee shall be in an amount equal to the actual Route Miles of the Cable multiplied by the base price per mile stated above in this Section 5.1, which payment shall be due and payable within thirty (30) days after the first anniversary of the Effective Date. At the time the second Annual Fee is paid, an adjustment to the first Annual Fee shall be made (if necessary) to reflect the actual number of Route Miles of the installed Cable. Any resulting increase or decrease shall be reflected in the amount of the second Annual Fee.

               (c) All subsequent Annual Fees shall be paid within thirty (30) days of each anniversary of the Effective Date. The amount of each such subsequent Annual Fee shall be calculated based on the actual number of Route Miles of the Cable multiplied by the base price per Route Mile stated above in this Section 5.1. However, at the time each Annual Fee under this
     Section 5.1(c) is calculated, the base price per Route Mile shall be subject to increase as follows:

                    (1) The base price per Route Mile shall be increased by an amount equal to the aggregate percentage increase (if any) in the amount of the Consumer Price Index since the Effective Date (rounded to the nearest whole month).

                    (2) Notwithstanding the foregoing, in no event shall the base price per Route Mile increase by more than five percent (5%) over the prior year, nor shall a decrease in the Consumer Price Index result in a decrease in the amount of such base price.

          5.2  Annual Dark Fiber Lease Payment. Throughout the Term, PG&E shall
               -------------------------------
pay ELI the Annual Dark Fiber Lease Payment for the use of the Dark Fibers. The Annual Dark Fiber Lease Payment shall be calculated on a base price of FIVE HUNDRED SEVENTY-SIX DOLLARS ($576.00) per Route Mile, payable as follows:

               (a) The first Annual Dark Fiber Lease Payment shall be in an amount equal to the actual number of Route Miles of the Cable in Developed System Segments in place as of the first anniversary of the Effective Date multiplied by the base rate stated above in this Section 5.2, which payment shall be due and payable within thirty (30) days after the first anniversary of the Effective Date.

               (b) All subsequent Annual Dark Fiber Lease Payments shall be paid within thirty (30) days of each anniversary of the Effective Date. The amount of each such subsequent Annual Dark Fiber Lease Payments shall be calculated based on the actual number of Route Miles of the Cable in Developed System Segments multiplied by the base price per Route Mile stated above in this
     Section 5.2. However, at the time each Annual Dark Fiber Lease Payment under this Section 5.2(b) is calculated, the base price per Route Mile shall be subject to increase as follows:

                    (1) The base price per Route Mile shall be increased by an amount equal to the aggregate percentage increase (if any) in the amount of the Consumer Price Index since the Effective Date (rounded to the nearest whole month).

                    (2) Notwithstanding the foregoing, in no event shall the base price per Route Mile increase by more than five percent (5%) over the prior year, nor shall a decrease in the Consumer Price Index result in a decrease in the amount of such base price.

          5.3  Reimbursement of Maintenance Fees.  ELI shall pay or reimburse
               ---------------------------------
PG&E a prorated portion of the reasonable costs incurred by PG&E with respect to the Maintenance of the Cable and the Cable Accessories as described in Article
VIII. Maintenance fees shall be prorated between ELI and PG&E based on the numbers of the ELI Fibers and the Dark Fibers in the Cable. For purposes of this Section 5.3, "incurred" means the actual and reasonable payments made by PG&E to contractors, vendors, suppliers and other third-parties, as well as reasonable expenses booked or recorded by PG&E for costs relating to its own personnel, materials and supplies charged to such work, including actual and direct costs including fully loaded labor costs (calculated at two times base compensation). PG&E shall invoice ELI on a quarterly basis for the Maintenance fees payable by ELI. ELI shall pay the Maintenance fees within thirty (30) days after receipt of the invoice from PG&E. If ELI disputes any amount invoiced by PG&E under this Section 5.3 for Maintenance fees, the amount not in dispute shall be paid as provided above. Any dispute that is not resolved by mutual agreement shall be resolved as provided in Section 18.2. Any disputed amount that is ultimately determined to have been payable may be assessed a late fee in the amount described in Section 5.6.

          5.4  Reimbursement of Costs.  On or before the twentieth (20th)
               ----------------------
working day of each calendar month, PG&E shall prepare and submit to ELI an invoice for all identified reimbursable costs pursuant to Articles VI, VII and IX and Sections 14.4 and 15.2 incurred by or for the account of PG&E during the immediately preceding calendar month, together with all other identified reimbursable costs previously incurred by PG&E and not previously invoiced. For purposes of this Section 5.4, "incurred" shall have meaning given in Section
5.3. The full amount of each such invoice shall be due and payable by ELI within thirty (30) days of the date of such invoice. If ELI disputes any amount invoiced by PG&E hereunder, the amount not in dispute shall be promptly paid by ELI and any disputed amount that is ultimately determined to have been payable, plus a late fee in the amount described in Section 5.6, shall be paid by ELI. Any dispute that is not resolved by mutual agreement of the parties shall be resolved in accordance with Article XVIII.

           5.5 Fee Payment Procedure.  Any fees payable to PG&E or ELI under
               ---------------------
this Article V shall be made by check payable to PG&E or ELI, as applicable, and sent to the following addresses:

                    Director, Business Development
                    Pacific Gas & Electric Company
                    77 Beale Street, Mail Code B23A
                    P.O. Box 770000
                    San Francisco, California 94177

                    Electric Lightwave, Inc.
                    8100 N.E. Parkway Drive, #200
                    Vancouver, Washington 98662
                    Attn:  Finance Department

Either party may, at its option, and upon not less than five (5) working days prior written notice to the other, change the method or place of payment described above.

           5.6 Late Fees.
               ---------

               (a) If any installment of the Annual Fee or any other payment due from ELI to PG&E under the terms of this Agreement is not received by PG&E within ten (10) days after the date it becomes due, ELI shall pay to PG&E, in addition to the amount due, a late fee charge in an amount equal to five percent (5%) of the amount due.

               (b) If any Annual Dark Fiber Lease Payment or any other payment due from PG&E to ELI under the terms of this Agreement is not received by ELI within ten (10) days after the date it becomes due, PG&E shall pay to ELI, in addition to the amount due, a late fee charge in an amount equal to five percent (5%) of the amount due.

                                  ARTICLE VI
                                 SYSTEM DESIGN
                                 -------------

           6.1 Design Responsibility.  ELI, at ELI's cost and expense, shall
               ---------------------
design and engineer the System, including the Cable and the Cable Accessories, and all System Electronics, to follow the Cable Route and any modifications to the Towers, the Substation Sites or the Right of Way necessary to accommodate the System. The System design shall include only those modifications to the Towers needed to accommodate installation of the System. ELI shall not be required to upgrade Towers solely to meet PG&E's internal design specifications for electric transmission facilities. ELI shall furnish PG&E with copies of any computer models, analyses, and design specifications developed for modifications to the Towers. ELI shall also design and engineer all Regeneration Facilities. In fulfilling its responsibilities under this Section 6.1, ELI shall follow: (a) the Cable Specifications; (b) PG&E's established procedures for working in and around the Towers and PG&E's electric transmission facilities, including the safety rules set forth on Exhibit "D" attached to this Agreement; (c) PG&E's design specifications relating to the Dark Fibers and associated splicing points; (d) PG&E's engineering standards and specifications for the Towers; and (e) ELI's customary design and engineering standards and specifications. ELI shall reimburse PG&E for any design, engineering, drawing review, or analysis that PG&E performs for the System under the terms of this Agreement as provided in
Section 5.4.

           6.2 PG&E Information.  To facilitate ELI's design and engineering of
               ----------------
the System, PG&E shall furnish to ELI, if available, with reasonable promptness after request from ELI, and upon the condition that ELI shall reimburse PG&E for PG&E's reasonable cost of producing and delivering the same:

               (a) Copies of all of PG&E's established procedures for working in and around the Towers and copies of all of PG&E's transmission facilities and PG&E's design specifications relating to the Dark Fibers and associated splicing points.

               (b) Copies of all available Maps, charts and other engineering data and documentation pertaining to specified portions of the Right of Way and the physical conditions thereof, including the location and nature of all Towers, power stations, Substation Sites, and other improvements, as well as all relevant engineering data and plans relating thereto;

               (c) Copies of all available title documentation with respect to specified sections of the Right of Way (including existing easements, rights of use or other use or occupancy rights, if any, previously granted), the Tower Sites, the Substation Sites and other existing agreements respecting the Right of Way (including, without limitation, utility crossings) and restrictions on the right to use and to occupy the same for the purposes intended by this Agreement;

               (d) Any available information on pending or planned relocation projects by PG&E or others along specified sections of the Right of Way and information regarding material scheduling restraints on obtaining temporary clearances on particular System Segments along the Right of Way;

               (e) Maps and other available documentation sufficient to describe the identity and location of other users of specified portions of the Right of Way, the Tower Sites, the Substation Sites and the Towers, as well as identification of areas within the Right of Way which might contain title or possession problems due to the nature of the ownership, third-party right of way ownership (including, without limitation, reversionary or reentry rights of underlying fee owners) or third-party rights to use the Towers; and

               (f) A copy of each Map of any portion of the Cable Route each year throughout the Term, when prepared and filed with any government agency, and a copy of any amendments or supplements to each Map which may be prepared and so filed from time to time.

           6.3 Notice of Adverse Claims.  PG&E shall promptly notify ELI in
               ------------------------
writing of any adverse claims, actual or threatened, affecting the Right of Way, the Towers, the Tower Sites, the Substation Sites, the Regeneration Facilities, or the Cable Route.

           6.4 Working Drawings.  When ELI has completed the design for any
               ----------------
System Segment, ELI shall either prepare, or cause the Contractor to prepare, and submit to PG&E Working Drawings for the construction of that System Segment. The Working Drawings shall include plans and specifications for the Cable, the Cable Accessories and splicing points (including splicing points for the Dark Fibers at locations designated by PG&E), and a site plan and ground grid design for the Regeneration Facilities and the System Electronics. Within twenty (20) working days of submission of the Working Drawings, PG&E shall approve the same in whole or in part (which approval shall not be unreasonably withheld) or raise any objections to the Working Drawings, which objections shall be stated in writing and in reasonable detail and include a statement of the necessary modifications required to obtain approval. If PG&E fails to respond within such twenty (20) working day period, PG&E shall be deemed to have approved the Working Drawings. Upon receipt of any objections to the Working Drawings, ELI shall use its reasonable efforts to: (i) correct, or cause the Contractor to correct, the Working Drawings with respect to which such objections were noted by making appropriate changes thereto and to re-submit the same to PG&E for approval or objection as stated above; or (ii) dispute such objection by referring the matter in question for determination to the Chief Engineers of PG&E and ELI (without thereby waiving any rights with respect to the matter in controversy). Notwithstanding the foregoing:

               (a) PG&E shall have sole authority for approval of the Working Drawings with respect to the impact of the System on PG&E's electric transmission system, including, but not limited to the Towers, the Substation Sites and the Right of Way; and

               (b) ELI shall have sole authority and responsibility for determining the fitness of the Cable, the Regeneration Facilities and the System Electronics, as set forth in the Working Drawings, for use in connection with the System and for approval of the Working Drawings with respect to the operation and use of the System for telecommunications purposes.

Approval by PG&E of Working Drawings submitted by ELI shall constitute PG&E's approval solely with respect to PG&E's electric transmission system and shall in no way be deemed to constitute an opinion of PG&E with respect to the adequacy of the telecommunications aspects of the System.

           6.5 Construction Schedule.  Promptly after the Working Drawings for
               ---------------------
any System Segment have been approved, PG&E and ELI shall agree upon a detailed schedule for completion of the construction of the Approved System Segment, which schedule shall be consistent with the assumptions underlying the applicable Working Drawings.

           6.6 Warranty of Work.  Each of PG&E and ELI shall cause their
               ----------------
respective contractors, subcontractors and agents who perform work to design or engineer the System (including, without limitation, the Contractor) to warrant their work in accordance with industry standards and practices and the terms of this Agreement (including, without limitation, the Cable Specifications). In addition, PG&E or ELI, as applicable, shall, at its own cost and expense, enforce the provisions of such warranties following completion of the Work.

                                  ARTICLE VII
                                  CONSTRUCTION
                                  ------------

           7.1 Scope of Work.  ELI shall be responsible for the installation of
               -------------
the Cable, the Cable Accessories, the construction of the Regeneration Facilities, the construction of any modifications to the Towers, the Substation Sites or the Right of Way necessary to accommodate the System, and the installation of the System Electronics. The installation work shall be performed by ELI or the Contractor (and applicable subcontractors). PG&E shall have the right to approve the appointment and qualifications of the Contractor, which consent shall not be unreasonably withheld or delayed. In order to permit ELI to perform its work, PG&E shall allow ELI and the Contractor access to the Right of Way, the Towers, the Tower Sites and the Substation Sites, subject to the notice requirements of Sections 2.8 and 2.9. ELI shall reimburse PG&E for any costs incurred by PG&E under the terms of this Article VII as provided in
Section 5.4.

           7.2 Regeneration Facility Sites.
               ---------------------------

               (a) At a one time, nonrecurring fee of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00) per site, PG&E, where feasible, shall allow ELI to construct the Regeneration Facilities and to install System Electronics (in an area not to exceed 3,600 square feet at each location) on PG&E's Substation Sites located near, on or adjacent to the Right of Way. Such fee shall be due to PG&E by ELI on the date construction of each Regeneration Facility site commences. The Regeneration Facilities shall be located every 60 to 80 miles along the Cable Route. PG&E makes no representations, however, that such Substation Sites are or will be sufficient in number or acreage to accommodate all Regeneration Facilities required for the System. ELI acknowledges that it may be necessary for ELI to acquire for its own account other properties along the Cable Route for the purpose of locating Regeneration Facilities.

               (b) The locations, configuration, fencing and access with respect to all Regeneration Facilities on PG&E's Substation Sites shall be subject to PG&E's prior written approval. All shelters and exterior fixtures installed by ELI in conjunction with the Regeneration Facilities shall be designed, constructed and operated by ELI in accordance with applicable laws, regulations, permits, codes and standards, and shall be constructed by ELI in accordance with the Working Drawings (as described in Section 6.4). The Regeneration Facilities shall be separately fenced and grounded from PG&E's substation facilities, and ELI shall have twenty-four (24) hour-a-day access to the Regeneration Facilities. However, except as provided in Sections 2.8 and 2.9, ELI shall have no access or entry within the perimeter fence of PG&E's substation facilities. The location and size of any buildings, structures, towers, pole-mounted two-way radios or other improvements to be erected on the Substation Sites as part of the Regeneration Facilities shall not interfere with PG&E's use of such land, or with PG&E's electric system or internal telecommunications system, and shall be subject to PG&E's approval as part of the review and approval process for Working Drawings.

               (c) PG&E shall grant ELI, upon ELI's request, the necessary rights with respect to each Regeneration Facility for access to the same and for the installation, Maintenance, operation, repair, replacement and removal, at ELI's sole cost and expense, of utilities required to service each such Regeneration Facility, including without limitation, auxiliary and primary power sources and water and sewer lines. In furtherance of the foregoing, as and when required by the utility company or municipality providing such services, PG&E shall grant necessary access rights to such utility company or municipality. Power sources installed by or on behalf of ELI under authority of this subsection shall adhere to all applicable electrical safety code requirements, local ordinances and prudent utility practice. ELI shall have the right to access all Regeneration Facilities with any and all communications and networks, which link may be by pole-mounted two-way radio.

           7.3 Work Standards.  All work to be performed hereunder by ELI shall
               --------------
be performed in a good, workmanlike manner and in compliance with the requirements of applicable electrical safety codes, prudent utility practice, and all applicable other laws, ordinances, codes, regulations and Approvals of any government authority having jurisdiction thereover. Work in areas adjacent to electrically energized equipment shall be performed in accordance with PG&E's established safety rules set forth on Exhibit "D" attached to this Agreement.

           7.4 Time.  Installation of the Cable and the Cable Accessories,
               ----
construction of the Regeneration Facilities and installation of the System Electronics shall, to the extent practicable and within the reasonable control of ELI, be carried out by ELI in accordance with the construction schedule prepared pursuant to Section 6.5. The construction schedule shall be updated and revised at regular intervals by ELI with the approval of PG&E, which approval shall not be unreasonably withheld. Such updating and revision shall include, without limitation, adjustment for delays caused by a Force Majeure Event.

           7.5 Permits and Approvals.  ELI shall use its reasonable efforts to
               ---------------------
secure on a timely basis, at ELI's expense, all necessary Approvals from government authorities having jurisdiction or approval rights with respect to the installation of the Cable, the Cable Accessories and the System Electronics, and the construction of the Regeneration Facilities. ELI shall indemnify and save harmless PG&E from any and all claims, including the expense reasonably incurred by PG&E to defend itself against such claims, resulting from or arising out of the installation and operation of the System by ELI without first having secured such Approvals. PG&E shall use reasonable efforts to obtain on a timely basis all necessary Approvals from government authorities having jurisdiction or approval rights with respect to the use and occupation of the Right of Way and the Towers by the System. PG&E shall indemnify and save harmless ELI from any and all claims, including the expense reasonably incurred by ELI to defend itself against such claims, resulting from or arising out of PG&E's failure to obtain such Approvals. In addition, before construction begins on an Approved System Segment, PG&E shall send written notice to the underlying Right of Way property owner or owners informing such owner or owners of the work to be undertaken to install the Cable and the Cable Accessories on such portion of the Right of Way. ELI shall review and approve the form of notice before it is sent to the Right of Way property owners, which approval shall not be unreasonably withheld or delayed. PG&E and ELI shall cooperate with each other to cause their respective personnel to render all reasonable assistance in the procurement of the Approvals.

           7.6 System Materials.  ELI, at its expense, shall provide all System
               ----------------
Materials necessary to install and operate the Cable, including all System Electronics. All System Materials shall comply with the Cable Specifications and shall meet the specifications described in the Working Drawings.

           7.7 Interface between PG&E and ELI.  PG&E and ELI shall cooperate and
               ------------------------------
mutually agree upon the respective responsibilities of each party with respect to the interface or interconnection between the portion of the System for which ELI has construction, installation and

Maintenance responsibilities, and the portion of the System for which PG&E has Maintenance responsibilities.

           7.8 Title and Risk of Loss.
               ----------------------

               (a) Cable and Cable Accessories.  Upon the issuance of an
                   ---------------------------
     Acceptance of Construction with respect to any System Segment, bare legal title to the Cable and the Cable Accessories shall pass to PG&E. Notwithstanding such transfer to PG&E, because of the IRU retained by ELI in and to the Cable, ELI will carry the Cable as an asset on ELI's books and records. ELI shall be entitled to depreciate such asset for book, regulatory and tax purposes. In addition, at all times during the Term, ELI shall bear the risk of loss or damage with respect to the Cable and the Cable Accessories.

               (b) Regeneration Facilities and System Electronics.  Title to and
                   ----------------------------------------------
     risk of loss associated with the Regeneration Facilities (other than to the underlying real property) and the System Electronics shall remain with ELI throughout the Term, and shall at no time pass to PG&E.

The provisions of this Section 7.8 shall survive the expiration or earlier termination of this Agreement during the transition period described in Section 17.3.

           7.9 System Warranties.  In procuring and obtaining System Materials
               -----------------
pursuant to Section 7.6, ELI shall use reasonable efforts to obtain from the vendors and suppliers thereof, for the benefit of PG&E and ELI, warranties that the System Materials shall be: (a) of the kind and quality described in the applicable Working Drawings and the purchase orders and contracts therefor; (b) free of defects in workmanship, material, design and title; (c) of good and merchantable quality; and (d) where appropriate, fit for their intended purpose. ELI shall administer for the benefit of PG&E and ELI the manufacturer's and other warranties for the Cable and its associated hardware. If requested by PG&E, ELI shall assign all such warranties for the Cable and its associated hardware to PG&E. Following any such assignment, PG&E shall administer all such warranties for the benefit of PG&E and ELI. ELI shall administer the manufacturer's and other warranties with respect to the System Electronics both before and after the issuance by PG&E of an Acceptance of Construction associated with such System Segment.

          7.10 Use of Contractors.  ELI shall have the right, at its cost and
               ------------------
expense, to have any of the construction and installation work to be provided by ELI under the terms of this Agreement performed by the Contractor, or one or more other contractors or subcontractors; provided that the Contractor and each such other contractor or subcontractor retained by ELI to install the Cable shall be subject to the prior approval of PG&E, which approval shall not be unreasonably withheld or delayed. No such contract or subcontract shall create a contractual relationship between the Contractor or such other contractors or subcontractors and PG&E, and

ELI shall be solely responsible for the engagement and management of the Contractor and each such other contractor or subcontractor.

          7.11 PG&E Inspection of Construction.  PG&E may perform routine
               -------------------------------
inspections of construction while construction is in progress. A PG&E representative may be on-site during all construction work to perform functions such as safety watch, protection of PG&E's electric transmission system, and to obtain clearances. Within ten (10) working days after the completion of the installation of the Cable and the Cable Accessories along an Approved System Segment, ELI shall notify PG&E of such completion and provide to PG&E a summary of or a copy of the results of any testing with respect thereto performed by ELI or the Contractor. PG&E shall have twenty (20) working days following receipt of such notice from ELI to make an inspection of the Cable and the Cable Accessories for conformance with the applicable Working Drawings and the other construction requirements of this Agreement. Within ten (10) working days following such inspection, PG&E shall furnish ELI with either: (i) an Acceptance of Construction with respect to the installation of the Cable and the Cable Accessories along such Approved System Segment; or (ii) a statement setting forth in reasonable detail any objections to or defects in the installation of the Cable or the Cable Accessories along such Approved System Segment. Failure of PG&E to furnish a written notification within such ten (10) day working period, shall be deemed to constitute an Acceptance of Construction for purposes of this Agreement. Upon receipt of any such statement of objections, ELI shall either: (x) correct, or cause the Contractor to correct, the objections or defects, whereupon PG&E shall re-inspect the same within ten
(10) working days following receipt from ELI that the work has been corrected, and if found corrected, issue an Acceptance of Construction as stated above; or
(y) dispute such statement of objections or defects by referring the disputed issues for determination to the Chief Engineers of PG&E and ELI (without thereby waiving any rights with respect to the issues in controversy). Notwithstanding the foregoing:

               (a) PG&E shall have sole authority for determining the fitness and acceptance of the Cable Accessories, including, without limitation, the attachment of the Cable to the Towers and other PG&E facilities as the same may impact PG&E's electric transmission system, including, but not limited to the Towers, the Substation Sites and the Right of Way; and

               (b) ELI shall have sole authority and responsibility for determining the fitness and acceptance of the construction with respect to the operation and use of the System for telecommunications purposes.

Acceptance of the construction and installation work associated with the Cable and the Cable Accessories for any System Segment by PG&E shall constitute PG&E's approval solely with respect to PG&E's electric transmission system and shall in no way be deemed to constitute an opinion of PG&E with respect to the adequacy of the telecommunications aspects of the System.

          7.12 As-Built Drawings.  Within twenty (20) working days following the
               -----------------
issuance of an Acceptance of Construction for any System Segment, ELI, at ELI's cost, shall submit, or cause the Contractor to submit, to PG&E "as-built" drawings of the Cable and the Cable Accessories. Within ten (10) working days following the delivery of the "as-built" drawings, PG&E shall inspect the Cable and the Cable Accessories along such Developed System Segment for conformance with the "as-built" drawings. Within ten (10) working days following such inspection, PG&E shall furnish ELI with either: (a) an acceptance of the drawings with respect to the Cable and the Cable Accessories; or (b) a statement setting forth in reasonable detail any reasonable objections to or defects in the drawings thereof. Failure of PG&E to issue written notification to ELI within such ten (10) working day period shall be deemed to constitute acceptance of such drawings by PG&E for purposes of this Agreement. Upon receipt of any such statement of reasonable objections or defects, ELI shall either: (i) promptly amend, or cause the Contractor to amend, the "as-built" drawings, if so requested by PG&E; (ii) correct the defects, or cause the Contractor to correct the defects, whereupon PG&E shall re-inspect the same within ten (10) working days following notice from ELI that the work has been corrected and, if found corrected, issue an acceptance of the drawings as provided above; or (iii) dispute such statement of objections or defects by referring the disputed issues for determination, without thereby waiving any rights with respect to the issues in controversy, to the Chief Engineers of PG&E and ELI. Notwithstanding the foregoing, PG&E's approval of any "as-built" drawings or statement of any objections to such "as-built" drawings shall signify approval of or objections with respect to PG&E's electric transmission system along such Developed System Segment only and shall in no way be deemed to represent an opinion of PG&E with respect to the adequacy of the telecommunications aspects of such Developed System Segment.

          7.13 Completion of System Construction.  Installation of the entire
               ---------------------------------
System is scheduled for completion by January 31, 1999. If installation of the System as contemplated by this Agreement is not completed by September 30, 1999, provided the cause for the delay in completion is not attributable in whole or in part to PG&E, the Independent System Operator or a Force Majeure Event, PG&E shall have the option of reevaluating its manpower resources and performing some or all of the remaining design, engineering and installation work in accordance with the terms of, and as described in, this Agreement.

          7.14 Warranty of Work.  Each of PG&E and ELI shall cause their
               ----------------
respective contractors, subcontractors and agents who perform work to install the System (including, without limitation the Contractor) to warrant their work in accordance with industry standards and practices and the terms of this Agreement (including, without limitation, the Cable Specifications). In addition, PG&E or ELI, as applicable, shall, at its own cost and expense, enforce the provisions of such warranties following completion of the work.

                                  ARTICLE VIII

                      MAINTENANCE, REPAIR AND RESTORATION
                      -----------------------------------

           8.1 PG&E Maintenance Responsibilities.  During the Term, PG&E shall
               ---------------------------------
be responsible for the Maintenance of the Cable, the Cable Accessories, the Towers, the Substation Sites and the Right of Way. PG&E shall maintain the Cable, the Cable Accessories, the Towers, the Substation Sites and the Right of Way at all times in good working order and in a safe condition, in conformity with the Cable Specifications and all applicable laws and regulations. ELI shall reimburse PG&E for such Maintenance costs as described in Section 5.3.

           8.2 Maintenance of Regeneration Facilities and System Electronics.
               -------------------------------------------------------------
ELI, at ELI's cost, shall be responsible for the Maintenance of the Regeneration Facilities and the System Electronics.

           8.3 Detailed Restoration Plan.
               -------------------------

               (a) Development of Detailed Restoration Plan.  Restoration
                   ----------------------------------------
     activities will be integral to ensuring successful implementation of this Agreement. Timely restoration is dependent on timely coordination and cooperation between PG&E and ELI. Within ninety (90) days after the effective date of this Agreement, PG&E and ELI shall jointly develop a Detailed Restoration Plan, which upon its completion shall attached to this Agreement as Exhibit "C."

               (b) Priorities and General Requirements.  The Detailed
                   -----------------------------------
     Restoration Plan shall contain the following priorities and general requirements:

                   (1) PG&E's obligation to maintain and repair the Cable, the Cable Accessories, the Towers, the Substation Sites and the Right of Way and any activities incidental thereto shall be subordinate to, and shall not conflict with, PG&E's rightful use and operation of its electric transmission facilities. In the event both PG&E's electric transmission facilities and PG&E's Maintenance obligations under this Agreement require Maintenance or repair, PG&E shall use reasonable efforts to repair its electric transmission facilities and the Cable and the Cable Accessories concurrently. However, the restoration of the Cable and the Cable Accessories shall be at all times subordinate to the restoration of PG&E's electric transmission facilities.

                   (2) Any and all PG&E and ELI representatives that construct, install, repair, replace or otherwise handle the Cable, the Cable Accessories, the ELI Fibers, the Dark Fibers, or any related materials and equipment shall be properly trained and equipped to meet all current industry standards.

                   (3) A PG&E representative may be on-site during all repair and restoration work to perform functions such as safety watch, protection of PG&E's electric transmission facilities, and to obtain line clearances. PG&E shall make reasonable efforts to have a representative arrive at the site requiring emergency Maintenance or repair activity pursuant to Section 8.3(c)(1).

                   (4) PG&E and ELI, when performing repair and restoration work, shall employ prudent utility practices and use the most cost-effective restoration procedures and materials available given the Cable Specifications and current industry standards.

                   (5) All employees and agents of ELI, including the Contractor, who work near PG&E's electric transmission facilities shall be properly trained and equipped to perform their work. The Detailed Restoration Plan shall specify proper training requirements. PG&E shall have the right to have a representative present when work is conducted on or around the Towers.

                   (6) PG&E shall have the authority to stop any work activities or equipment functions for reasons, determined in good faith, to involve potential health hazards, safety concerns or potential disruption to PG&E's electric transmission system. PG&E shall make reasonable efforts to coordinate with ELI in case of such events.

               (c) Cable Restoration.  The Detailed Restoration Plan shall
                   -----------------
     include the following with respect to the restoration of the Cable:

                   (1) PG&E shall immediately, upon notification from ELI of interruption of service, failure, disrepair, impairment or other need for repair or restoration of the Cable and the location of the damaged Cable, begin to mobilize PG&E crews and make its continuous reasonable efforts to achieve such necessary repair or restoration, including, without limitation, making reasonable efforts to have Maintenance personnel at the affected site within four (4) hours after receipt of such notice. Subject to the priorities described in Section 8.3(b)(1), in the event that ELI's use of the Cable is interrupted due to the occurrence of a Force Majeure Event, repairs and restoration shall be made as expeditiously as possible. ELI recognizes that the four (4) hour response time represents optimal conditions, and may be impossible to achieve when emergency restoration of PG&E's System Integrity is required or when responding to certain remote locations. Actual response times will be influenced by such factors as the terrain, weather conditions present at the time the request is made, and the actual mileage from PG&E's dispatch station to the fault site.

                   (2) In the event PG&E is unable to restore the Cable and the Cable Accessories concurrently with PG&E's electric transmission facilities, ELI shall be given immediate notice. In addition, PG&E shall use reasonable efforts to complete the restoration work within the time frames established in the Detailed Restoration Plan either by itself or through use of a qualified contractor.

                   (3) For purposes of Sections 8.3(b) and 8.3(c), "reasonable efforts" means activities and performances consistent with prudent utility practice, existing contract provisions for PG&E hourly employees, preserving PG&E System Integrity, and response times that do not jeopardize the health and safety of the employees and agents of PG&E and ELI. In any event, PG&E shall have the sole discretion to prioritize work in the event of an emergency.

                   (4) The Detailed Restoration Plan shall set forth the roles and responsibilities of PG&E and ELI, and shall address issues regarding logistical considerations, response interval factors, communication between PG&E and ELI, sequential activity requirements, and other related items which would impact response time and restoration intervals. Such issues will be taken into consideration in the determination of whether PG&E has used reasonable efforts in such restoration or repair activities. The Detailed Restoration Plan shall also contain mutually acceptable financial penalties (not to exceed TEN THOUSAND DOLLARS ($10,000.00) per day), if any, to be paid to ELI by PG&E for failure to use reasonable efforts on any repair or restoration, including mobilization effort as described above.

                                   ARTICLE IX
                        PROPERTY RIGHTS AND OBLIGATIONS
                        -------------------------------

           9.1 Avoidance of Encumbrances.  With respect to the Right of Way, the
               -------------------------
Cable and the Cable Accessories, PG&E, throughout the Term, shall not create any lien or other property interest the foreclosure or enforcement of which could terminate or prevent the exercise of the rights of ELI under this Agreement.

           9.2 Maintain Property Rights.  With respect to any portion of the
               ------------------------
Right of Way, PG&E shall timely perform in accordance with all applicable terms and conditions of the property conveyances by which PG&E holds its interest in the Right of Way, and shall take such other actions as may reasonably be necessary to prevent the lapse, forfeiture or termination of such property interests.

           9.3 Payment of Ad Valorem Taxes.
               ---------------------------

               (a) Right of Way.  With respect to any portion of the Right of
                   ------------
     Way, PG&E shall timely pay any and all Ad Valorem Taxes the nonpayment of which could result in a lien upon the Right of Way.

               (b) Cable and Cable Accessories.  Ad Valorem Taxes allocable to
                   ---------------------------
     the Cable and the Cable Accessories shall be prorated between PG&E and ELI based on the numbers of the ELI Fibers and the Dark Fibers in the Cable. The party receiving the Ad Valorem Tax bill shall deliver to the other party copies of all relevant tax bills and supporting materials. The first party shall also deliver to the other party a detailed calculation of the portion of the tax bill to be paid by the other party. Subject to the provisions of Section 9.3(d) below, the other party shall make such payment to the first party within thirty (30) days following receipt of a copy of such tax bill and supporting information. The other party may make such payment under protest, in which event, the parties shall attempt to agree upon a calculation of the amount payable by the other party under this Agreement. If such agreement is not reached within sixty (60) days, either party shall resolve the dispute as provided in Section 18.2.

               (c) Regeneration Facilities and System Electronics.  ELI shall
                   ----------------------------------------------
     timely pay any and all Ad Valorem Taxes assessed against the Regeneration Facilities and the System Electronics.

               (d) Contest of Ad Valorem Taxes.  Notwithstanding the foregoing,
                   ---------------------------
     the named taxpayer shall consider in good faith a request by the other party to contest an assessment of Ad Valorem Taxes that would be or have been charged to the requesting party under this Agreement, upon the requesting party's written request and provided the requesting party agrees in writing to assume the full cost of such appeal. Any decision to appeal an unfavorable administrative decision to a court of competent jurisdiction shall be made by the taxpayer in its sole and absolute discretion. The taxpayer shall afford the requesting party and its counsel an opportunity to review written submissions and discuss case strategy prior to filing any appeal. The taxpayer shall retain control of the administration of the tax appeal process. If the contest is favorably resolved, in whole or in part, upon receipt of a refund, the taxpayer shall promptly remit the requesting party's share of such refund. To the extent the contest is not favorably resolved, the requesting party shall not be entitled to any refund of any costs incurred by the taxpayer.

           9.4 Defense of Property Interest.  Should ELI's right to utilize, in
               ----------------------------
accordance with the terms, covenants and conditions of this Agreement, any portion of the Right of Way be challenged by the holder or alleged holder of a property interest in such portion of the Right of Way, PG&E, subject to the provisions of Section 9.6, shall defend ELI's right to utilize such Right of Way. On an aggregate basis throughout the Term, PG&E shall bear the expense of the first FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000.00) of all such defense costs, including, but not limited to, any increased compensation or additional costs or expenses, including litigation costs and expenses and all costs and expenses of complying with any alternative, additional or modified Right of Way provisions imposed on PG&E by any Right of Way granted as a result of this Agreement. On an aggregate basis throughout the Term, ELI shall bear the expense of such defense costs in excess of FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000.00). PG&E shall confer with ELI regarding strategies and actions to be taken to resolve the matter, and shall use reasonable efforts to resolve the matter expeditiously and without litigation. PG&E and ELI shall cooperate with each other to reach a mutually satisfactory resolution of all such matters with the disputing Right of Way grantor or other holder of a property interest in the Right of Way. Subject to the provisions of Section 9.6, PG&E shall take all actions and execute such additional documents as ELI reasonably determines to be necessary in connection with the establishment or defense of ELI's rights under this Agreement.

           9.5 Property Interest Documentation.  From time to time upon request
               -------------------------------
of ELI, PG&E, at ELI's expense, shall make available to ELI for ELI's review at the PG&E main office all agreements and other documents in PG&E's possession with respect to PG&E's right, title and interest in and to the Right of Way along the Cable Route. In addition, from time to time throughout the Term, when a property interest is in dispute or as necessary to design the System, PG&E shall inform ELI of any facts relating to such property interest of which PG&E has knowledge which are material to ELI's exercise or defense of the rights granted to ELI under the terms of this Agreement.

           9.6 Incremental Property Rights Costs.  If at any time during the
               ---------------------------------
Term a third-party Right of Way grantor of PG&E makes a demand for additional compensation or indicates its intent to reopen, renegotiate or terminate the easement, license or other agreement establishing PG&E's rights in any portion of the Right of Way as a direct result of the existence of this Agreement, PG&E shall promptly notify ELI. After conferring with PG&E and allowing PG&E an opportunity to resolve the issue, ELI may attempt, at ELI's expense, to resolve the issue with such grantor through negotiation or settlement. Any decision to commence litigation on behalf of or in the name of PG&E shall be in the sole discretion of PG&E, and any subsequent litigation, whether brought by PG&E at ELI's request or by such third-party Right of Way grantor, shall be conducted at ELI's expense, but under PG&E's direction and control with respect to any issues materially affecting PG&E's rights in the Right of Way. If the dispute is resolved through negotiation or settlement approved by ELI, and such resolution requires the payment of additional consideration by PG&E, ELI shall reimburse PG&E for the amount of such additional consideration. If the dispute is resolved through litigation in accordance with the foregoing and the resulting judgment requires the payment of additional consideration by PG&E not covered by the defense cost fund described in Section 9.4, ELI shall reimburse PG&E for the amount of such additional consideration. If ELI possesses the power of eminent domain within the relevant jurisdiction, ELI shall have the right, in its sole discretion, independently of PG&E to seek resolution of such a dispute by exercising such power of eminent domain, provided that ELI shall pay all costs of such exercise. The terms of any settlement must be approved by both PG&E and ELI before it becomes binding.

           9.7 Franchise Rights and Licensing Costs.  PG&E and ELI shall each be
               ------------------------------------
responsible for all franchises and licenses required by government authorities as may be necessary for their respective operations. If at any time during the Term, a government authority having or asserting franchise or licensing authority over PG&E makes a demand, as a direct result of the IRU reserved by ELI under the terms of this Agreement, for a new franchise or license, for additional compensation under an existing franchise or license, or indicates its intent to reopen, renegotiate or terminate an existing franchise or license or gives notice of a forfeiture thereof, PG&E shall promptly notify ELI in writing of such demand. After conferring with each other and allowing PG&E an opportunity to resolve the issue, ELI may attempt, at its expense, to resolve the issue with such government authority through negotiation or settlement. Any decision to commence litigation on behalf of or in the name of PG&E shall be in the sole discretion of PG&E, and any subsequent litigation, whether brought by PG&E at ELI's request or by such government authority, shall be conducted at ELI's expense, but under PG&E's direction and control in coordination with ELI. If the dispute is resolved through negotiation or settlement approved by ELI, and such resolution requires the payment of additional consideration by PG&E, or additional costs and expenses to comply with any alternative, additional or modified franchise provisions imposed on PG&E by any government authority having or asserting franchise authority, ELI shall reimburse PG&E for the amount of such additional consideration, costs and expenses. If the dispute is resolved through litigation in accordance with the foregoing and the resulting judgment requires the payment of additional consideration by PG&E or additional costs and expenses to comply with any alternative, additional or modified franchise provisions imposed on PG&E by any government authority having or asserting franchise authority, ELI shall reimburse PG&E for the amount of such additional consideration, costs and expenses not attributable to PG&E's use of the Dark Fibers. The terms of any settlement must be approved by both PG&E and ELI before it becomes binding. ELI's obligation to reimburse PG&E for any additional consideration, costs or expenses incurred prior to the expiration or earlier termination of this Agreement shall survive the expiration or termination of this Agreement.

           9.8 Liens.
               -----

               (a) Release of Liens.  In the event the System or any portion
                   ----------------
     thereof becomes subject to any mechanics', artisans' or materialmen's lien, the following provisions shall apply:

                   (1) If such a lien is chargeable to or through PG&E, PG&E shall promptly cause the same to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to ELI. PG&E shall indemnify ELI against all costs and expenses (including reasonable attorney fees) reasonably incurred in discharging and releasing such lien. If any such lien is not so discharged and released within ninety
          (90) days after notice thereof by ELI to PG&E, then ELI may pay or secure the release or discharge thereof at the expense of PG&E.

                   (2) If such a lien is chargeable to or through ELI, ELI shall promptly cause the same to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to PG&E. ELI shall indemnify PG&E against all costs and expenses (including reasonable attorney fees) reasonably incurred in discharging and releasing such lien. If any such lien is not so discharged and released within ninety (90) days after notice thereof by PG&E to ELI, then PG&E may pay or secure the release or discharge thereof at the expense of ELI.

               (b) Contest of Liens.  Nothing in this Agreement shall preclude
                   ----------------
     PG&E or ELI from contesting any lien described in subsection (a) above or the contract or action upon which the same arose after the same shall have been bonded or otherwise released of record, as provided above.

               (c) Facilities as Collateral.  Neither PG&E nor ELI shall pledge
                   ------------------------
     or encumber any of its interests in the System in any manner that impairs or could impair the use and operation of the System for internal or commercial telecommunications purposes.

           9.9 Discontinuance or Relocation.  PG&E shall be entitled to
               ----------------------------
discontinue its use of or to relocate any part of its electric transmission system, including the Towers, or to discontinue use of any portion of the Right of Way or the Substation Sites. However, PG&E shall not take any action to release or relinquish voluntarily its underlying property interests along the Right of Way without first notifying ELI. In the event of any such discontinuance or relocation, PG&E shall give written notice to ELI as soon as reasonably practicable. The notice of discontinuance or relocation shall be accompanied by a plan of any alternative route, if available.

          9.10 Relocation of Cable.  In the event the Cable or the Cable Route
               -------------------
requires relocation or replacement during the Term, the following shall apply:

               (a) Allocation of Relocation Costs.  The cost of such relocation
                   ------------------------------
     or replacement shall be allocated as follows:

                   (1) If requested by ELI, ELI shall pay all of PG&E's and ELI's relocation costs.

                   (2) If requested by PG&E, PG&E shall pay all of PG&E's and ELI's relocation costs.

                   (3) If the relocation must be made due to the order of any court or government agency or the Independent System Operator, PG&E, in consultation with ELI, shall designate a replacement route for the Cable. The costs associated with the relocation of the Cable that are not paid by a third-party shall be prorated between ELI and PG&E based on the numbers of the ELI Fibers and the Dark Fibers in the Cable.
          ELI shall be responsible for any relocation costs associated with the Regeneration Facilities and the System Electronics.

               (b) Design and Installation of Replacement Facilities.  The
                   -------------------------------------------------
     design and installation of replacement facilities shall be coordinated and conducted consistent with the requirements of Articles VI and VII.

                                   ARTICLE X
                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          10.1 Representations, Warranties and Covenants of ELI.  ELI represents
               ------------------------------------------------
and warrants to PG&E, and covenants with PG&E, as follows:

               (a) Authority.  ELI is a corporation duly organized, validly
                   ---------
     existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into this Agreement and to perform according to the terms, covenants and conditions contained in this Agreement.

               (b) Restrictions.  To the best of  ELI's knowledge, the execution
                   ------------
     of this Agreement, any instrument or document required by this Agreement, and the consummation of the transactions contemplated by this Agreement will not violate any article, bylaw or other corporate restriction, or any statute, ordinance, law, order, ruling, certificate or license, regulation or demand of any court, regulatory agency or other tribunal to which ELI is subject.

               (c) Binding Obligation.  This Agreement, when duly executed by
                   ------------------
     ELI, shall constitute a valid, legal and binding obligation of ELI, and shall be enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, liquidation, moratorium, receivership, conservatorship, readjustment of debts, or other similar laws affecting the rights of creditors generally.

               (d) Government Approvals.  ELI has all necessary government
                   --------------------
     approvals to enter into and to perform its obligations under this Agreement, excepting approvals, if any, required from local government authorities regarding ELI's use of the System located within the jurisdiction of any such government authority, which approvals ELI shall use reasonable efforts to obtain.

               (e) Proceedings.  Except for matters now pending or that may
                   -----------
     hereafter be brought by or before the CPUC or other regulatory bodies having jurisdiction over ELI and the activities contemplated by this Agreement relating to the provision of telecommunications services, no litigation or government proceeding is pending, or to ELI's knowledge, threatened which might adversely affect this Agreement, the transactions contemplated by this Agreement, or ELI's rights under, or ability to perform pursuant to the terms of, this Agreement. ELI shall promptly notify PG&E of any material adverse claims, actual or threatened, affecting any part of the System or ELI's telecommunication's business in the State of California.

               (f) Conduct of Business.  ELI will operate the System in a safe
                   -------------------
     manner and will use reasonable efforts to comply in all material respects with applicable laws, regulations and government orders.

               (g) Compliance with Government Requirements.  To its knowledge,
                   ---------------------------------------
     ELI has not violated any rule, order or regulation issued by any government authority with respect to ELI, its business or operations which may materially and adversely affect ELI's ability to execute and perform its obligations under this Agreement.

               (h) Financing Restrictions.  This Agreement does not violate any
                   ----------------------
     terms, covenants, conditions or restrictions in any mortgages, bonds and other indentures of ELI.

               (i) Resources and Capacity.  ELI possesses sufficient financial,
                   ----------------------
     managerial, and technical capacity and resources to perform its obligations under the terms of this Agreement.

          10.2 Representations, Warranties and Covenants of PG&E.  PG&E
               -------------------------------------------------
represents and warrants to ELI, and covenants with ELI, as follows:

               (a) Authority.  PG&E is corporation duly organized, validly
                   ---------
     existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to enter into this Agreement and to perform according to the terms, covenants and conditions contained in this Agreement.

               (b) Restrictions.  To the best of PG&E's knowledge, the execution
                   ------------
     of this Agreement, any instrument or document required by this Agreement, and the consummation of the transactions contemplated by this Agreement will not violate any article, bylaw or other corporate restriction, or any statute, ordinance, law, order, ruling, certificate or license, regulation or demand of any court, regulatory agency or other tribunal to which PG&E is subject.

               (c) Binding Obligation.  This Agreement, when duly executed by
                   ------------------
     PG&E, shall constitute a valid, legal and binding obligation of PG&E, and shall be enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, liquidation, moratorium, receivership, conservatorship, readjustment of debts, or other similar laws affecting the rights of creditors generally.

               (d) Government Approvals.  PG&E has all necessary government
                   --------------------
     approvals to enter into and to perform its obligations under this Agreement, excepting approval from the CPUC regarding conversion of the Revocable License to the Irrevocable License.

               (e) Proceedings.  Except for matters now pending or that may
                   -----------
     hereafter be brought by or before the CPUC or other regulatory bodies having jurisdiction over PG&E or the activities contemplated by this Agreement relating to the provisions of telecommunications services, no litigation or governmental proceeding, including, without limitation, before the CPUC, is pending, or to PG&E's knowledge, threatened which might adversely affect this Agreement, the transactions contemplated by this Agreement, or PG&E's rights under, or ability to perform pursuant to the terms of, this Agreement. PG&E shall promptly notify ELI of any material adverse claims, actual or threatened, affecting any portion of the System.

               (f) Conduct of Business.  PG&E will maintain the Towers, the
                   -------------------
     Substation Sites and the Right of Way and will use reasonable efforts to comply in all material respects with all applicable laws, regulations and government orders.

               (g) Compliance with Government Requirements.  To its knowledge,
                   ---------------------------------------
     PG&E has not violated any rule, order or regulation issued by any government authority with respect to any license, permit, franchise or right of way which may materially and adversely affect ELI's use thereof or PG&E's right to grant the Revocable License to ELI, or to execute and perform this Agreement.

               (h) Financing Restrictions.  This Agreement does not violate any
                   ----------------------
     terms, covenants, conditions or restrictions in any mortgages, bonds and other indentures of PG&E.

               (i) Resources and Capacity.  PG&E possesses sufficient financial,
                   ----------------------
     managerial, and technical capacity and resources to perform its obligations under the terms of this Agreement.

          10.3 Confidentiality.  For purposes of this Section 10.3, the term
               ---------------
"Information" shall mean all information furnished by PG&E and ELI to each other, or by or to their respective representatives, including drafts and the final form of this Agreement, whether or not reduced to writing or specifically identified as intellectual property, non-public, confidential, or proprietary, and all analyses, compilations, data, studies, or other documents prepared by PG&E or ELI containing, or based in whole or in part on, any such furnished information, or reflecting review of, or interest in, all or part of such information. As used in this Agreement, a "representative" of PG&E or ELI, as the case may be, shall mean any and all directors, officers, employees, agents or representatives, including, without limitation, attorneys, accountants, consultants and financial advisors of PG&E or ELI, as the case may be. In consideration of being furnished with the Information, PG&E and ELI agree that:

               (a) Nondisclosure.  The Information will be kept confidential and
                   -------------
     will not, without the prior written consent of the party providing the information, be disclosed by the other party or any of its representatives, in any manner whatsoever, in whole or in part, and will not be used by a party or any of its representatives directly or indirectly for any purpose other than activities contemplated by this Agreement. Moreover, PG&E and ELI will transmit the Information only to those representatives who need to know the Information for the purpose of performing or exercising each party's obligations and rights under this Agreement.

               (b) Authorized Disclosure.  Without the prior written consent of
                   ---------------------
     the other party, neither party or its representatives will disclose to any other person the fact that the Information has been made available, or any of the terms, conditions or other facts with respect to this Agreement, except as required by law and then only with prior written notice given, as soon as possible, to the other party and in compliance with the provisions of Section 20.4. The term "person" as used in this Agreement shall be interpreted broadly to include, without limitation, any corporation, company, group, partnership or individual.

               (c) Nonconfidential Information.  This Section 10.3 shall be
                   ---------------------------
     inoperative as to any portion of the Information which: (1) is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives; (2) becomes available to a party in good faith from a third-party not subject to a confidential obligation to the party; or (3) was known to a party on a nonconfidential basis prior to its disclosure by the other party or one of its representatives.

               (d) Compelled Disclosure.  In the event that either party or
                   --------------------
     anyone to whom the party transmits the Information relating to this Agreement is requested or becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, or any similar process) to disclose any of the Information, the party so compelled will provide prompt written notice of such event to the other party so that the notified party may seek a protective order or other appropriate remedy, waive compliance with the provisions of this Agreement or both. In the event that such protective order or other remedy is not obtained or that the notified party waives compliance with the provisions of this Agreement, the legally compelled party will furnish only that portion of the Information which is legally required and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

               (e) Public Records Law.  It is understood that PG&E and ELI are
                   ------------------
     or may in the future be subject to public records disclosure laws, and that these laws will govern the disclosure responsibilities of PG&E and ELI notwithstanding the terms of this Agreement. To the extent reasonably practical, PG&E and ELI will notify each other of any public records requests of any part of the Information, and will give the other party a reasonable opportunity to contest the public records request.

               (f) Non-Waiver.  The failure or delay by a party in exercising
                   ----------
     any rights, power or privilege under this Section 10.3 shall not operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

               (g) Public Communications.  All press releases and other public
                   ---------------------
     communications of any sort relating to this Agreement or the transactions described herein shall be subject to the prior approval of both PG&E and ELI, which approval shall not be unreasonably withheld or delayed.

               (h) Equitable Relief.  A party shall be entitled to equitable
                   ----------------
     relief, including injunctive relief and specific performance, in the event of any breach of the confidentiality provisions of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement by a party or its representatives, but shall be in addition to all other remedies available by law or equity. A breach of the provisions of this Section 10.3 may subject that party who has provided Information to irreparable harm and injury.

               (i) Ownership of Information.  The Information acquired from the
                   ------------------------
     other party or any of its representatives shall be and shall remain the exclusive property of the disclosing party. Neither the disclosure of Information, or the execution of this Agreement shall be construed as a license to the party receiving Information to make use of, or sell the Information or products derived from the Information, or to make use of it in any way that damages or competitively disadvantages the party disclosing the Information.

          10.4 Cooperation.  PG&E and ELI shall cooperate with each other, in
               -----------
good faith, and shall use reasonable efforts to:

               (a) System Design and Deployment.  Expeditiously complete the
                   ----------------------------
     design and installation of the System as provided in this Agreement;

               (b) Conflicts Resolution.  Negotiate reasonable and mutually
                   --------------------
     beneficial resolutions to all conflicts that may arise between PG&E and ELI relating to the design, installation, Maintenance, operation and use of the System or any other duty, right or obligation of either of them relating to or arising out of this Agreement; and

               (c) Approvals and Consents.  Obtain all regulatory, government,
                   ----------------------
     third-party and shareholder approvals, consents, permits and franchises as may be necessary or prudent for the operation of the System as described in this Agreement.

          10.5 Regulatory Compliance.  PG&E and ELI shall each be responsible to
               ---------------------
comply with the regulatory requirements relating to its own business practices and operations.

          10.6 Certificates.  Upon request of either PG&E or ELI, at any time
               ------------
and from time to time, the other party without charge and within thirty (30) days following receipt of such request, shall certify in writing to the requesting party: (a) that this Agreement is in full force and effect and has not been supplemented, modified or amended (or if there have been supplements, modifications or amendments, specifying same); (b) whether, to the best knowledge of the party issuing such certificate, any sums are then due and payable by ELI to PG&E or by PG&E to ELI pursuant to any provisions of this Agreement (and if such sums remain unpaid, the amount thereof); (c) whether, to the best knowledge of the party issuing such certificate, the other party is in default in the performance of any term, covenant or condition of this Agreement (or, if defaults exist, specifying each particular in which it is asserted such other party is in default); (d) if such certificate is issued in connection with any financing of any portion of the System, the requesting party is authorized to enter into the financing transaction and that the other party will adhere to and perform its obligations under Article XII, following its receipt of notice of the Transfer; and (e) as to other matters as the party requesting such certificate may reasonably request.

          10.7 Independent Status.  PG&E and ELI reserve no control whatsoever
               ------------------
over the employment, discharge, compensation of or services rendered by the employees or contractors of each other, notwithstanding the ability of PG&E and ELI to exercise certain rights to enforce the various standards and specifications agreed upon pursuant to this Agreement. Nothing in this Agreement shall be construed as inconsistent with the foregoing independent status and relationship or as creating or implying a partnership or joint venture between PG&E and ELI.

          10.8 Transactions with Affiliates.  All transactions with an Affiliate
               ----------------------------
involving the System entered into by either PG&E or ELI shall be at arm's-length and shall comply with applicable regulatory requirements.

          10.9 Further Assurances.  PG&E and ELI, with reasonable promptness,
               ------------------
shall each execute and deliver such further instruments, documents, applications and requests or petitions for authority as may be necessary or prudent to implement or carry out more effectively the terms, covenants and conditions of this Agreement.

         10.10 Damage and Destruction.  In the event any portion of the System
               ----------------------
is damaged or destroyed, PG&E or ELI, as applicable, shall give immediate notice to the other party of the occurrence of such damage or destruction. PG&E and ELI shall cooperate with each other to reroute or substitute services delivered by means of the Affected Portion to allow for continued and uninterrupted service to customers. Unless mutually agreed otherwise, PG&E and ELI shall use any available insurance proceeds to repair or reconstruct the damaged or destroyed Affected Portion and to restore the Affected Portion to its full and proper use. PG&E and ELI shall coordinate efforts to minimize any disruption of service that may result from the occurrence of the damage or destruction.

         10.11 Audit Rights.  ELI shall have the right to audit PG&E's books and
               ------------
records relating to PG&E's Maintenance costs, relocation expenses, taxes and fees relating to the System, and other costs for which PG&E, under the terms of this Agreement, seeks reimbursement or contribution from ELI, including any and all records of PG&E and its subcontractors for the purpose of verifying compliance with Section 20.14. PG&E shall have the right to audit ELI's books and records relating to ELI's costs for which ELI, under the terms of this Agreement, seeks reimbursement or contribution from PG&E, including any and all records of ELI and its subcontractors for the purpose of verifying compliance with Section 20.14. Any such audit shall be conducted: (a) by a reputable public accountant or, as applicable, a member of the internal auditing staff of PG&E or ELI; and (b) during reasonable business hours in such manner as not to interfere with the normal business activities of the party being audited. PG&E and ELI shall include the necessary provisions in their contracts and subcontracts to ensure compliance with this Section 10.11.

         10.12 Interference.  Whenever PG&E notifies ELI that the System or any
               ------------
portion thereof materially interferes with the operation of PG&E's equipment or with existing equipment of current licensees, or constitutes a hazard to the service rendered by PG&E or other licensee, or fails to comply with the codes or regulations herein before referred to, ELI shall use reasonable efforts to cooperate with and assist PG&E to remedy the interference or hazard. Under no circumstances shall ELI, its employees or contractors or subcontractors disturb, tamper with or contact any PG&E equipment, without PG&E's consent. ELI shall avoid contact with PG&E's lines, wires and transformers, whether or not they appear to be energized.

         10.13 Independent System Operator.  PG&E shall give ELI written notice
               ---------------------------
at least thirty (30) days in advance of the establishment of the Independent System Operator and of PG&E's intent to cede operation control of its electric transmission system to the Independent System Operator. PG&E shall provide ELI with a copy of the organizational documents, protocols and operating policies of the Independent System Operator when available.

                                  ARTICLE XI
                                   INSURANCE
                                   ---------

          11.1 Required Insurance Coverage.  Without limiting any of the
               ---------------------------
liabilities or other obligations of PG&E or ELI, both parties shall procure and cause their respective contractors to procure and maintain in force at their own cost and expense the following insurance coverages throughout the Term and during the transition period following a termination (as provided in Section 17.3):

               (a) Workers Compensation and Employers Liability Insurance.
                   ------------------------------------------------------
     Workers Compensation Insurance to cover obligations imposed by applicable federal and state statutes and Employers Liability Insurance with a minimum limit of $1,000,000.00 for injury or death for each accident.

               (b) Commercial Liability Insurance.  Commercial Liability
                   ------------------------------
     Insurance with a minimum combined single limit of $10,000,000.00 each occurrence. The policy shall include coverage for bodily injury liability, property damage liability, personal injury liability, products liability, completed operations liability, and contractual liability for liability assumed under this Agreement. The policy shall contain a severability of interest provision.

               (c) Automobile Liability Insurance.  Automobile Liability
                   ------------------------------
     Insurance with a minimum combined single limit of $3,000,000.00 for each accident for bodily injury and property damage, to include coverage for all owned, non-owned and hired vehicles.

               (d) Professional Liability Insurance.  Professional Liability
                   --------------------------------
     Insurance for engineering activities performed by each party under the terms of this Agreement. The limit of coverage shall not be less than $1,000,000.00 for each claim.

          11.2 General Conditions.  The following general conditions apply to
               ------------------
the extent PG&E or ELI do not self-insure:

               (a) PG&E Policies.  The policies required to be maintained by
                   -------------
     PG&E and its contractors pursuant to Sections 11.1(b), (c) and (d) shall:
     (1) include ELI as an additional insured; (2) provide that ELI shall not by reason of its inclusion as an additional insured, incur liability to the insurer for payment of premiums for such insurance; and (3) provide that such insurance is primary and not excess without right of contribution from any other insurance which might be otherwise available to ELI.

               (b) ELI Policies.  The policies required to be maintained by ELI
                   ------------
     and its contractors pursuant to Sections 11.1(b), (c) and (d) shall: (1) include PG&E as an additional insured; (2) provide that PG&E shall not by reason of its inclusion as an additional insured, incur liability to the insurer for payment of premiums for such insurance; and (3) provide that such insurance is primary and not excess without right of contribution from any other insurance which might be otherwise available to PG&E.

          11.3 Evidence of Insurance.  Prior to commencing work under the terms
               ---------------------
of this Agreement, PG&E, ELI and their respective contractors shall furnish a certificate of insurance as evidence attesting that the insurance required under this Article XI is in effect. Each policy of insurance required hereunder shall state that coverage shall not be cancelled except after thirty (30) days' prior written notice to the other party. The certificate of insurance must be signed by a person authorized by that insurer to bind coverage on its behalf and shall be submitted:

          If to PG&E, to:     Pacific Gas and Electric Company
                              Insurance Department
                              P.O. Box 770000
                              MC: B24H
                              San Francisco, California 94177

          If to ELI, to:      Electric Lightwave, Inc.
                              8100 N.E. Parkway Drive, #200
                              Vancouver, Washington 98662
                              Attn: Finance Department

Either party may inspect original policies or require complete certified copies at any time. Upon request, each of PG&E and ELI shall furnish the other with the same evidence of insurance for its contractors and subcontractors as required by this Article XI.

          11.4 Blanket Policies.  Nothing in this Article XI shall be construed
               ----------------
to prevent either PG&E or ELI from satisfying its insurance obligations pursuant to this Agreement under a blanket policy or policies of insurance which meet or exceed the requirements of this Article XI.

          11.5 Self-Insurance.  Notwithstanding any provision in this Article XI
               --------------
to the contrary, PG&E may self-insure and ELI, through its parent Citizens Utilities Company, may self-insure all or any portion of the insurance required under this Agreement.

                                  ARTICLE XII
                   ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS
                   ------------------------------------------

          12.1 Transfers.  This Agreement and the rights granted under this
               ---------
Agreement are being granted in reliance on the financial standing and technical experience of PG&E and ELI and are thus granted personally to ELI by PG&E and to PG&E by ELI. Neither PG&E nor ELI may assign any right under this Agreement, whether in whole or in part, without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the generality of the foregoing:

               (a) Either party may assign its rights in this Agreement in whole or in part without the consent of the other party to a domestic Affiliate, provided that such assignment shall not relieve the assigning party of any of its obligations under this Agreement.

               (b) ELI, without prior notice to or the prior consent of PG&E, shall have the right to sell, lease, assign or swap rights in and to the ELI Fibers to commercial users of telecommunications services and to other telecommunications services providers. All such transactions shall be subject to the terms of this Agreement, and no such transaction shall relieve ELI of its obligations under this Agreement.

          12.2 PG&E or ELI Financing.  In the event that PG&E or ELI, after
               ---------------------
obtaining the consent of the other pursuant to Section 12.1, assigns its interest under this Agreement pursuant to a sale-leaseback or other financing transaction, the other party agrees that, upon written notice to it specifying:
(a) the name and address of the Transferee; and (b) the name and address of the Transferee's agent who is entitled to receive notice on behalf of the Transferee, the other party will simultaneously give to such agent any notices required to be given to the financing party under this Agreement. PG&E and ELI shall accept payment or performance by the

Transferee's agent of any obligation of the other party provided such payment or performance shall be made within the applicable cure periods allowed by this Agreement. The Transferee's agent shall have the right to cure any default by PG&E or ELI, as the case may be, within the applicable cure periods allowed by this Agreement. Subject to the terms of this Section 12.2, the Transferee may further assign or transfer any rights or interests it may have under this Agreement from time to time, in whole or in part, with the prior written consent of PG&E or ELI, as the case may be, which consent shall not be unreasonably withheld or delayed.

          12.3 PG&E and ELI Recognition of Transferees.  If any such Transferee
               ---------------------------------------
shall obtain use of all or any part of the System, through enforcement of any agreement with PG&E or ELI, then, so long as all of the obligations of the other party under this Agreement are being performed and such Transferee agrees to be bound by and to observe and perform the obligations of the financing party under this Agreement with respect to the Affected Portion, the other party shall not disturb the use of the Affected Portion by such Transferee and shall recognize such Transferee's right to use thereof, subject to the terms of this Agreement.

          12.4 No Assumption or Release.  Except as set forth in Section 12.3,
               ------------------------
no assignment under this Article XII shall be deemed to be an assumption by the Transferee of the obligations of PG&E or ELI under this Agreement. PG&E or ELI, as the case may be, shall not in any event be released, relieved or discharged of or from any of the obligations assumed under this Agreement unless specifically agreed to by the other.

          12.5 Mergers and Acquisitions.  Notwithstanding any provision of this
               ------------------------
Agreement to the contrary, neither PG&E nor ELI shall be restricted or prohibited by this Agreement from participating in or completing any mergers with or acquisitions of businesses similar to or comparable in nature with the business in which they are now engaged, provided that the successor by merger to either PG&E or ELI shall be subject to the terms, covenants and conditions of this Agreement and shall be deemed to have assumed all obligations of the merging party hereunder.

                                 ARTICLE XIII
                                 CONDEMNATION
                                 ------------

          13.1 Taking.  Should any portion of the Towers, the Substation Sites
               ------
or the Right of Way owned or controlled by PG&E, or any other interest belonging to PG&E, be the subject of a Taking, the Revocable License or the Irrevocable License granted to ELI under the terms of this Agreement, as then applicable, to the extent appropriated by such Taking, shall terminate.

          13.2 Taking Awards.  In the proceeding for any such Taking (or an
               -------------
involuntary discontinuance of the use of a portion of the Right of Way in anticipation of a Taking), the interests of PG&E and ELI in and to the Affected Portion shall be severed. Any awards resulting from the proceeding shall be allocated between and payable in accordance with the respective interests of PG&E and ELI (both physical and occupational, including any incremental value of any property interest by virtue of the installation therein of the System). In addition, PG&E and ELI shall each be entitled to claim and receive the portion of the total award attributable to its interest in the System and may claim damages payable on account of relocation or re-routing expenses relating to the System.

          13.3 Notice of Taking.  PG&E and ELI shall each notify the other
               ----------------
immediately of any Taking threatened or filed against any portion of the Towers, the Substation Sites or the Right of Way. In addition, PG&E shall not sell or convey any portion of the Right of Way containing any of the Regeneration Facilities or System Electronics to such acquiring authority in lieu of condemnation without giving prior notice to and the opportunity to ELI to participate in the negotiations with respect to such conveyance. Upon giving any such notice of a proposed or pending Taking, PG&E, to the extent reasonably available, shall procure alternate Right of Way within which the System may be relocated following such Taking. PG&E and ELI shall share in the cost of relocating the System affected by such relocation as described in Section 9.10.

                                  ARTICLE XIV
                         ENVIRONMENTAL HAZARD LIABILITY
                         ------------------------------

          14.1 Responsibilities of Parties.  If any Hazardous Substance is
               ---------------------------
unlawfully introduced or released by either PG&E or ELI which affects any portion of the System, the responsible party shall defend, indemnify and hold the other party harmless from and against any and all expenses, claims, fines and actions arising out of the existence, introduction or release of any such Hazardous Substance. In addition, the responsible party shall also bear all costs of removing, neutralizing, containing or otherwise remediating any such Hazardous Substance. In cases where both PG&E and ELI have caused or contributed to the existence, introduction or release of any such Hazardous Substance, each party shall be liable therefor and shall indemnify and hold the other harmless to the extent of such party's contribution to the release or contamination.

          14.2 Alternate Locations.  Upon learning of the existence,
               -------------------
introduction or release of Hazardous Substances on areas within which the System is or is intended to be located, PG&E and ELI, to the extent available, shall use alternate contiguous areas within which the System may be relocated to avoid the contaminated areas.

          14.3 Warning.  The California Health and Safety Code requires
               -------
businesses to provide warnings prior to exposing individuals to material listed by the Governor of California as chemicals "known to the State of California to cause cancer, birth defects or reproductive harm" PG&E uses chemicals on the Governor's list at many of its facilities and locations. Accordingly, in exercising its rights and performing the work or services contemplated by this Agreement, ELI and its contractors and subcontractors and their respective employees and agents may be exposed to chemicals on the Governor's list. ELI shall be responsible for notifying all such persons that work performed hereunder may result in exposures to chemicals on the Governor's list.

          14.4 Condition of Premises.  Once the locations of all Regeneration
               ---------------------
Facilities have been identified, PG&E shall conduct Phase I environmental assessments on those PG&E Substation Sites where Regeneration Facilities will be located. The cost of all such environmental assessment reports shall be borne equally by PG&E and ELI. PG&E shall provide a copy of each such report to ELI promptly after it becomes available. Before any such environmental assessments are undertaken by PG&E, PG&E and ELI shall agree on the scope of the work to be performed by the environmental engineers or consultants under the terms of this
Section 14.4. All assessment work shall be performed by qualified environmental engineers or consultants.

                                   ARTICLE XV
                            LIABILITY AND INDEMNITY
                            -----------------------

          15.1 PG&E Indemnity.  PG&E shall indemnify, defend and hold harmless
               --------------
ELI, its parent corporation, officers, agents and employees of and from any claim, demand, lawsuit, or action of any kind for injury to or death of persons, including, but not limited to, employees of PG&E or ELI, and damage or destruction of property, including, but not limited to, property of either PG&E or ELI, arising out of: (a) negligent acts or omissions or willful misconduct of PG&E, its agents, officers, directors, employees or contractors; or (b) the breach by PG&E of any of its obligations under this Agreement. The obligation to indemnify shall extend to and encompass all costs incurred by ELI in defending such claims, demands, lawsuits or actions, including, but not limited to, attorney, witness and expert witness fees, and any other litigation related expenses. PG&E's obligations pursuant to this Section 15.1 shall not extend to claims, demands, lawsuits or actions for liability to the extent attributable to the negligence or willful misconduct of ELI, its parent corporation, directors, officers, employees, contractors, successors or assigns, or the acts of third-parties. PG&E shall pay any cost that may be incurred by ELI in enforcing this indemnity, including reasonable attorney fees.

          15.2 ELI Indemnity.  ELI shall indemnify, defend and hold harmless
               -------------
PG&E, its officers, agents and employees of and from any claim, demand, lawsuit, or action of any kind for injury to or death of persons, including, but not limited to, employees of PG&E or ELI, and damage or destruction of property, including, but not limited to, property of either PG&E or ELI, arising out of:
(a) negligent acts or omissions or willful misconduct of ELI, its agents, officers, directors, employees or contractors; or (b) the breach by ELI of any of its obligations under this Agreement. The obligation to indemnify shall extend to and encompass all costs incurred by PG&E in defending such claims, demands, lawsuits or actions, including, but not limited to, attorney, witness and expert witness fees, and any other litigation related expenses. ELI's obligations pursuant to this Section 15.2 shall not extend to claims, demands, lawsuits or actions for liability to the extent attributable to the negligence or willful misconduct of PG&E, its directors, officers, employees, contractors, successors or assigns, or the acts of third-parties. ELI shall pay any cost that may be incurred by PG&E in enforcing this indemnity, including reasonable attorney fees.

          15.3 No Consequential Damages.  NOTWITHSTANDING ANY PROVISION IN THIS
               ------------------------
AGREEMENT TO THE CONTRARY, NEITHER PG&E, ELI NOR THEIR RESPECTIVE CONTRACTORS OR SUBCONTRACTORS SHALL BE LIABLE TO THE OTHER FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF USE, LOSS OF PROFITS OR REVENUE, COST OF CAPITAL OR INCREASED OPERATING COSTS, ARISING OUT OF THIS TRANSACTION WHETHER BY REASON OF CONTRACT, INDEMNITY, STRICT LIABILITY, NEGLIGENCE, INTENTIONAL CONDUCT, BREACH OF WARRANTY OR FROM BREACH OF THIS AGREEMENT.

          15.4 Waiver of Subrogation.  To the extent that such insurance is in
               ---------------------
force and collectible and to the extent permitted by law, each of PG&E and ELI hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force and effect only if the releasing party's insurance policies contain provisions to the effect that such a release and waiver shall not invalidate the insurance, and each of PG&E and ELI shall use its best efforts to secure such provisions in its policies.

          15.5 Defense of Claims.  Either PG&E or ELI as the indemnifying party
               -----------------
hereunder shall have the right to defend the other by counsel of the indemnifying party's selection reasonably satisfactory to the indemnified party, with respect to any claims within the indemnification obligations of this Article XV. PG&E and ELI shall give each other prompt notice of any asserted claims or actions indemnified against, shall cooperate with each other in the defense of any such claims or actions, and shall not settle any such claims or actions without the prior written consent of the other.

          15.6   Third-Party Claims.  Except as set forth in Sections 12.2, 15.1
                 ------------------
and 15.2, nothing in this Agreement shall be construed to create rights in, or duties or liabilities to, or any standard of care with reference to, or to grant remedies to, any person or entity not a party to this Agreement. PG&E and ELI by entering into this Agreement do not hold themselves out as furnishing like or similar services to any other person or entity.

          15.7   Survival.  The obligations of the respective parties under this
                 --------
Article XV shall survive the expiration or earlier termination of this Agreement.

          15.8   Applicability of Liability Limitations.  The waivers and
                 --------------------------------------
disclaimers of liability, releases from liability, exclusive remedy provisions, and (except as expressly stated to the contrary therein) indemnity and hold harmless provisions expressed throughout this Agreement shall apply even in the event of the fault, negligence (in whole or in part), strict liability, or breach of contract of the party released or whose liability is waived, disclaimed, limited, apportioned or fixed by such exclusive remedy provision, or who is indemnified or held harmless, and shall extend to their respective Affiliates and its and their parent corporations, directors, officers, employees and agents. Such provisions shall continue in full force and effect notwithstanding the completion, termination, suspension, cancellation or rescission of this Agreement, or termination of the rights and privileges granted by this Agreement. No officer, director, employee, agent or other individual representative of either PG&E or ELI shall be personally responsible for any liability arising under this Agreement.

          15.9  Claims Against Third-Parties.  Nothing contained herein shall
                 ----------------------------
operate as a limitation on the right of either PG&E or ELI to bring an action for damages against any third-party, including indirect, special or consequential damages, based on any acts or omissions of such third-party as such acts or omissions may affect the construction, operation or use of the ELI Fibers, the Dark Fibers or the System. PG&E and ELI shall reasonably cooperate with each other, including, without limitation, executing documents and doing whatever else may be reasonably appropriate to enable the other to pursue any such action against such third-party.

                                  ARTICLE XVI
                                 FORCE MAJEURE
                                 -------------

          16.1   Excuse of Performance.  Notwithstanding anything in this
                 ---------------------
Agreement to the contrary, neither PG&E or ELI shall be liable or responsible for a delay or failure in performing or carrying out any of its obligations (other than obligations to make payments) under this Agreement caused by a Force Majeure Event (as defined below).

          16.2   Definition.  The term "Force Majeure Event" as used in this
                 ----------
Agreement shall mean any cause beyond the reasonable control of PG&E or ELI, as applicable, or beyond the reasonable control of any of their respective contractors, subcontractors, suppliers or vendors, including without limitation:

                 (a) Acts of God.  Acts of God, including, but not necessarily
                     -----------
     limited to, lightning, earthquakes, adverse weather of greater duration or intensity than normally expected for the job area and time of year, fires, explosions, floods, other natural catastrophes, sabotage, acts of a public enemy, acts of government or regulatory agencies, wars, blockades, embargoes, insurrections, riots or civil disturbances;

                 (b) Labor Disputes.  Labor disputes, including, but not
                     --------------
     necessarily limited to, strikes, work slowdowns, work stoppages or labor disruptions, labor or material shortages, or delays or disruptions of transportation;

                 (c) Court Orders.  Orders and judgments of any federal, state
                     ------------
     or local court, administrative agency or governmental body or the Independent System Operator having operational control over PG&E's electric transmission system;

                 (d) Change in Law.  The adoption of or change in any federal,
                     -------------
     state or local laws, rules, regulations, ordinances, permits or licenses, or changes in the interpretation of such laws, rules, regulations, ordinances, permits or licenses, by a court or public agency having appropriate jurisdiction after the date of the execution of this Agreement; or

                 (e) Government Approvals.  Any suspension, termination,
                     --------------------
     interruption, denial or failure to issue or renew by any government authority or other party having approval rights of any Approval required or necessary hereunder for the construction, installation or operation of the System or for either party to perform its obligations hereunder, except when such suspension, termination, interruption, denial or failure to issue or renew results from the negligence or failure to act of the party claiming the occurrence of a Force Majeure Event.

          16.3   Continuance after Force Majeure Event.  If either PG&E or ELI
                 -------------------------------------
cannot fulfill any of its obligations under this Agreement by reason of a Force Majeure Event, such party shall promptly notify the other and shall exercise due diligence to remove such inability with all reasonable dispatch; provided, that nothing contained in this
Section 16.3 shall be construed as requiring PG&E or ELI to settle any strike, work stoppage or other labor dispute in which it may be involved, or to accept any permit, certificate, license or other Approval on terms deemed unacceptable to such party, or to enter into any contract or other undertaking on terms which the party deems to be unduly burdensome or costly.

                                 ARTICLE XVII
                            BREACH AND TERMINATION
                            ----------------------

        17.1   Termination Events.  The occurrence and continuance of the
               ------------------
following events may result in the termination of this Agreement, subject to the provisions of this Article XVII:

               (a)  Change of Conditions.  A change of conditions under which
                    --------------------
     PG&E, ELI or the System operates which is beyond the control of the parties such that the System cannot continue to operate as contemplated by the terms of this Agreement, including, without limitation:

                    (1) A change in the financial condition of PG&E or ELI that materially and adversely affects the ability of PG&E or ELI to perform in accordance with the terms, covenants and conditions of this Agreement;

                    (2) The occurrence of an event of casualty which results in the physical destruction of thirty percent (30%) or more of the System.

                    (3) Changes in law or in the regulatory environment, including, without limitation, actions by the Independent System Operator, that materially and adversely affect the use of the System.

                    (4) The occurrence of a Force Majeure Event that renders PG&E or ELI unable to perform its material obligations under this Agreement for a continuous period of six (6) months.

                    (5) The inability of PG&E or ELI to obtain any required material Approvals for the use and occupation of the Right of Way and the Towers by the System.

               (b)  Breach or Default.  A material breach or material default
                    -----------------
     under the terms, covenants or conditions of this Agreement by either PG&E or ELI, including, without limitation, the failure of either PG&E or ELI to make any payment required under the terms of this Agreement when due.

               (c)  Intentional Termination.  An intentional termination of this
                    -----------------------
     Agreement by either PG&E or ELI, including, without limitation:

                     (1) Either PG&E or ELI announces to the other its intention to terminate this Agreement for strategic or other reasons that are unrelated to the parties' performance under this Agreement;

                     (2) The willful failure by either PG&E or ELI to perform its obligations under the terms of this Agreement; or

                     (3) Either PG&E or ELI, by willful acts or omissions, places either itself or the System in a position or condition which breaches the terms, covenants and conditions of this Agreement or effectively terminates this Agreement, including, without limitation, a willful failure to cure a breach or default after having received written notice thereof from the other party.

          17.2   Actions Following Occurrence of Termination Event.  Should any
                 -------------------------------------------------
termination event described in Section 17.1 occur, PG&E and ELI shall have the following rights and obligations:

                 (a) Change of Conditions.  If the termination event is a change
                     --------------------
     in conditions described in Section 17.1(a), PG&E and ELI shall meet expeditiously to discuss and negotiate in good faith the effect of the changed condition on this Agreement, their respective performance obligations hereunder, and their ability to perform under the terms, covenants and conditions of this Agreement. By mutual consent, PG&E and ELI may terminate this Agreement, or modify this Agreement to address and account for the changed condition in a mutually acceptable manner. If PG&E and ELI cannot agree on a solution to the effect of the changed condition, either party, by written notice to the other, may elect to terminate this Agreement.

                 (b) Breach or Default.  If the termination event is a breach or
                     -----------------
     default described in Sections 17.1(b) and 17.1(c), the nondefaulting party shall give written notice of such occurrence to the defaulting party. The defaulting party shall be given a reasonable time to cure any breach or default as follows:

                     (1) In the case of a monetary default, the defaulting party shall have thirty (30) days after receipt of the written notice in which to effectuate a cure.

                     (2) In the case of a nonmonetary default, the defaulting party shall have sixty (60) days after receipt of the written notice in which to effectuate a cure. If the nonmonetary default cannot be corrected within such sixty (60) day period, the defaulting party shall have an additional reasonable time in which to effectuate a cure, provided the defaulting party commences corrective action within the original sixty (60) day period and thereafter diligently prosecutes the corrective action to completion. If the defaulting party does not timely cure the breach or default within the time periods specified above, the nondefaulting party may elect to terminate this Agreement by providing written notice of such election to the defaulting party.

                 (3) Remedies.  In the event of an uncured breach or default
                     --------
     described in Section 17.1(b) or 17.1(c), the nondefaulting party, in addition to the remedies and obligations set forth in Section 17.3, shall have available to it all legal remedies available at law or in equity for breach of contract, including, without limitation, general contract damages.

          17.3   Rights of PG&E and ELI Upon Termination.  Upon the termination
                 ---------------------------------------
of this Agreement, for any reason, PG&E and ELI shall continue to abide by the terms of this Agreement for a transition period. The transition period shall last a maximum of two years following the effective date of termination. During such transition period, ELI may seek alternative suppliers for ELI's fiber and services needs. ELI's right to use the ELI Fibers shall continue for the duration of the transition period, however, the exclusivity of ELI's right to use the ELI Fibers shall terminate. At the conclusion of the transition period PG&E shall have the right to purchase the System Electronics from ELI at the lower of market value or depreciated book value. If at the conclusion of the transition period, ELI has not found replacement suppliers for the ELI Fibers, ELI shall have the right to lease the ELI Fibers from PG&E, at then existing market rates, terms and conditions, including, without limitation, length of term, and with sufficient capacity to service, without interruption, ELI's customers, but in no event shall this provision obligate PG&E to provide greater capacity than the capacity being used by ELI at termination. At the conclusion of the transition period, the Quit and Surrender provisions of Section 4.4 shall apply. In no event shall the purchase and lease rights set forth in this section extend beyond five (5) years following termination.

          17.4   Amounts Due Upon Termination.  If this Agreement is terminated
                 ----------------------------
prior to the expiration of the Term, due to an intentional termination or default by PG&E under this Agreement pursuant to Sections 17.1(b) and 17.1(c) or due to the occurrence of a Force Majeure Event as described in Section 17.1(a)(4), the Annual Fee for the then current year at the conclusion of the transition period shall be prorated based on the actual number of days elapsed. The unearned portion of the Annual Fee shall be refunded to ELI within thirty
(30) days after the conclusion of the transition period. If this Agreement is terminated prior to the expiration of the Term, due to an intentional termination or default by ELI under this Agreement pursuant to Sections 17.1(b) and 17.1(c), the Annual Dark Fiber Lease Payment for the then current year at the conclusion of the transition period shall be prorated based on the actual number of days elapsed. The unearned portion of the Annual Dark Fiber Lease Payment shall be refunded to PG&E within thirty (30) days after the conclusion of the transition period. The provisions of this Section 17.4 are in addition to and not in lieu of other remedies available under the terms of this Agreement.

          17.5   No Release.  No termination or expiration of this Agreement or
                 ----------
the rights granted hereunder shall release either PG&E or ELI, as applicable, from any liability or obligation (whether for the Annual Fee or other payments, indemnity or otherwise) which may have become due, attached or accrued prior to, or which become due, attach or accrue at the time or by reason of, such termination or expiration.

                                 ARTICLE XVIII
                              DISPUTE RESOLUTION
                              ------------------

          18.1   Dispute Resolution.  Except as may otherwise be set forth
                 ------------------
expressly herein, all disputes arising under this Agreement shall be resolved as set forth in this Article XVIII.

          18.2   Negotiation and Mediation.  PG&E and ELI shall attempt in good
                 -------------------------
faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations between a Vice President of PG&E or his or her designated representative and an executive of similar authority of ELI. Either PG&E or ELI may give the other party written notice of any dispute. Within twenty (20) days after delivery of such notice, the designated executives shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary to exchange information and to attempt to resolve the dispute. If the matter has not been resolved within thirty (30) days of the first meeting, either PG&E or ELI may initiate a mediation of the controversy. The mediation shall be facilitated by a mediator that is acceptable to both parties and shall conclude within sixty (60) days of its commencement, unless PG&E and ELI agree to extend the mediation process beyond such deadline. Upon agreeing on a mediator, PG&E and ELI shall enter into a written agreement for the mediation services. The mediation shall be conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association.

          18.3   Confidentiality.  All negotiations and any mediation conducted
                 ---------------
pursuant to Section 18.2 shall be confidential and shall be treated as compromise and settlement negotiations, to which Section 1152.5 of the California Evidence Code shall apply, which Section is incorporated in this Agreement by reference.

          18.4   Injunctive Relief.  Notwithstanding the foregoing provisions,
                 -----------------
either PG&E or ELI may seek a preliminary injunction or other provisional judicial remedy if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo.

          18.5   Continuing Obligation.  PG&E and ELI shall continue to perform
                 ---------------------
their obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement.

          18.6   Failure of Mediation.  If PG&E and ELI, after good faith
                 --------------------
efforts to mediate a dispute under the terms of this Agreement (as provided in Section 18.2), cannot agree to a resolution of the dispute either party may pursue whatever legal remedies may be available to such party, at law or in equity, before a court of competent jurisdiction and with venue as provided in
Section 20.7.


                                  ARTICLE XIX
                                 TAX INDEMNITY
                                 -------------

          19.1   Income Taxes.
                 ------------

                 (a) ELI shall provide a limited income tax indemnification to PG&E relating to ELI's development, construction and installation of the System pursuant to this Agreement as provided in this Section 19.1. The limited tax indemnification shall be available to PG&E and its successors, assigns, shareholders and members of any consolidated group of which any of them is or becomes a member (each, a "Tax Indemnitee"). The limited income tax indemnification shall be governed by the following:

                     (1) The limited income tax indemnification shall apply if:

                         (i) PG&E or another Tax Indemnitee is required or is
               deemed to be required, as described below, by the Internal Revenue Service (the "IRS") or any state taxing authority (each, a "Taxing Authority") to make any Gross Income Transfer Adjustment (as defined below); or

                         (ii) PG&E or another Tax Indemnitee elects to settle or
               compromise any audit or review of its federal or state income tax liability by agreeing to any Gross Income Transfer Adjustment.

                     (2) For purposes of this Section 19.1, the term "Gross Income Transfer Adjustment" shall mean any adjustment to the reported gross income of PG&E or any other Tax Indemnitee for federal or state income tax purposes attributable to or arising from:

                         (i) any cash payment made by or on behalf of ELI with
               respect to upgrades or modifications to the Towers to accommodate the installation of the Cable or to the Substation Sites to accommodate the construction and installation of the Regeneration Facilities; or

                         (ii) any actual or deemed transfer of property by ELI
               to PG&E pursuant to this Agreement.

          Notwithstanding the foregoing, the term "Gross Income Transfer Adjustment" shall not include any adjustment to gross income attributable to or arising from ELI's payment of the Annual Fees, the fees for the placement of Regeneration Facilities, or reimbursements to PG&E for the Maintenance of the Cable or any gross income attributable to any actual or deemed transfers of the Dark Fibers.

                     (3) The limited income tax indemnification shall apply only to Gross Income Transfer Adjustments for the taxable years 1998 and 1999, or, if later, the calendar year in which the System becomes fully operational.

                     (4) The amount of the limited income tax indemnification shall be limited to an amount equal to the sum of:

                         (i) the amount determined by multiplying (A) the amount
               of any such Gross Income Transfer Adjustment, reduced by offsetting deductions for construction expenditures (excluding depreciation or amortization deductions) attributable to the System, exclusive of the Dark Fibers, that PG&E or any other Tax Indemnitee determines to be allowable in such year of income includability by (B) the CPUC gross-up rate applicable to contributions in aid of construction, as provided in PG&E's electric tariffs (which is currently thirty-five percent (35%)), for the taxable year of such income includability; and

                         (ii) interest with respect to the amount described in
               (i) above for the period during which statutory interest accrues with respect to such Gross Income Transfer Adjustment under the Internal Revenue Code at a rate equal to the rate attributable to corporate deficiencies under Internal Revenue Code Section 6621(c).

          The parties agree that the foregoing amount is a reasonable measure of the economic loss that PG&E or another Tax Indemnitee would suffer upon the occurrence of any of the events described in this Section 19.1(a).

               (b) PG&E shall pay, without right of indemnification by ELI, all additional or incremental income taxes, if any, assessed against PG&E in connection with the development, construction and installation of the System and transfer of legal title thereto by ELI that is either: (1) attributable to the Dark Fibers; or (2) assessed as a result of or with respect to any event occurring after the period referred to in Section 19.1(a)(3) above.

               (c) For purposes of Section 19.1(a), PG&E or any other Tax Indemnitee shall be deemed to be required to recognize gross income for a taxable year in connection with the development, construction and installation of the System if: (i) an IRS Revenue Agent's Report is issued which includes any adjustment attributable to such development, construction and installation or an assessment is made by the IRS or any Taxing Authority with respect to such gross income; or (ii) the IRS or any Taxing Authority issues any ruling, notice or other administrative pronouncement, or a court issues an opinion, which PG&E determines in good faith requires recognition of such gross income for such taxable year (individually or collectively an "Authoritative Precedent").

               (d) If, during the course of any audit or other examination of the tax returns of PG&E or any other Tax Indemnitee for a taxable year that would give rise to an obligation of indemnity by ELI under Section 19.1(a), the issue of the includability by PG&E or any other Tax Indemnitee of any Gross Income Transfer Adjustment is raised or reviewed, or if PG&E or any other Tax Indemnitee becomes aware of any Authoritative Precedent, PG&E or any other Tax Indemnitee shall promptly give written notice thereof to ELI.

               (e) Any amount payable to PG&E or any other Tax Indemnitee pursuant to Section 19.1(a) shall be paid within 90 days after receipt by ELI of a written demand therefor from PG&E or any other Tax Indemnitee accompanied by a statement describing in reasonable detail the circumstances giving rise to the claim for indemnity and the computation of the amount payable.

               (f) If in the course of an audit of PG&E or any Tax Indemnitee by any Taxing Authority, there is a proposed adjustment which would result in a requirement that ELI indemnify PG&E or any other Tax Indemnitee pursuant to Section 19.1(a), PG&E or such other Tax Indemnitee shall promptly notify ELI. If ELI requests PG&E or such other Tax Indemnitee contest or dispute such proposed adjustment, all costs and expenses incurred by PG&E or such other Tax Indemnitee in connection with such contest or dispute, including all reasonable legal and accounting fees and disbursements, shall be borne by ELI. If ELI requests PG&E or such other Tax Indemnitee contest or dispute such proposed adjustment beyond the level of the Taxing Authority audit, and PG&E declines to do so, ELI's liability under Section 19.1(a)(4) shall be reduced to one-half of the amount determined under Section 19.1(a)(4).

                 (g) PG&E and each other Tax Indemnitee shall in good faith use reasonable efforts in filing its tax returns, and in dealing with Taxing Authorities, to report and defend the payments and transfers in accordance with the description of the form of this transaction and the intent of the parties as described in this Agreement.

          19.2   Sales and Use Taxes.  ELI shall pay or cause to be paid, and
                 -------------------
shall indemnify and hold PG&E harmless from and against, all sales and use taxes applicable to the development, construction and installation of the System by ELI, including without limitation the purchase of all materials incorporated by ELI into the System.

          19.3   Indemnification Conditions.  ELI's indemnification obligation
                 --------------------------
set forth in this Article XIX is expressly conditioned upon ELI receiving timely notice of any tax liability or the possibility that there may a proposed adjustment to any tax liability to which PG&E or any other Tax Indemnitee believes this indemnity applies and, upon ELI receiving the opportunity to request that PG&E contest or dispute any such adjustment or proposed adjustment consistent with Section 19.1(f).

                                  ARTICLE XX
                                 MISCELLANEOUS
                                 -------------

          20.1   Amendments.  Neither this Agreement nor any provisions hereof
                 ----------
may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, signed by both PG&E and ELI.

          20.2   Binding Effect.  This Agreement shall be binding upon and shall
                 --------------
inure to the benefit of PG&E, ELI and their respective successors and assigns.

          20.3   Waivers.  The failure by PG&E or ELI at any time or times
                 -------
hereafter to require strict performance by the other of any of the undertakings, agreements or covenants contained in this Agreement shall not waive, affect or diminish any right of PG&E or ELI under this Agreement to demand strict compliance and performance therewith. None of the undertakings, agreements or covenants of PG&E and ELI under this Agreement shall be deemed to have been waived unless such waiver is evidenced by an instrument in writing signed by the party to be charged specifying such waiver.

          20.4   Notices.  Unless otherwise specifically provided in this
                 -------
Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by courier or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy, or five (5) days after deposit in the United States mail, with postage prepaid and properly addressed, as follows:

          If to PG&E, to:     Pacific Gas and Electric Company
                              Mail Code N10A
                              Post Office Box 770000
                              San Francisco, California  94177
                              Attention:   Supervisor, Land Rights Services
                              Telephone:  (415) 973-3201
                              Facsimile:   (415) 973-5790

          With copy to:       Pacific Gas and Electric Company
                              Mail Code B23A
                              Post Office Box 770000
                              San Francisco, California  94177
                              Attention:   Director, Business Development
                              Telephone:  (415) 973-1018
                              Facsimile:   (415) 973-3884

          If to PG&E by       Pacific Gas and Electric Company
          hand delivery:      245 Market Street
                              Room 1002
                              San Francisco, California  94106

          With copy to:       Pacific Gas and Electric Company
                              77 Beale Street
                              Room 2321
                              San Francisco, California  94106

          If to ELI, to:      Electric Lightwave, Inc.
                              8100 N.E. Parkway Drive, #200
                              Vancouver, Washington 98662
                              Attention:    Legal Department
                              Telephone:  (360) 892-1000
                              Facsimile:   (360) 816-3821

Such addresses may be changed by notice to the other party given in the same manner as above provided.

          20.5   Severability.  If any term or provision of this Agreement
                 ------------
shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

          20.6   Interpretation.  Whenever the context shall require, the plural
                 --------------
shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The article, section and subsection headings contained in this Agreement are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof. All references in this Agreement to articles, sections and subsections, unless expressly noted otherwise, are to articles, sections and subsections contained in this Agreement. Unless the context requires otherwise, references in this Agreement to "party" shall be to either PG&E or ELI, as applicable, and references to "parties" shall be to both PG&E and ELI.

          20.7   Governing Law and Choice of Forum.  This Agreement and all
                 ---------------------------------
matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of California. Any mediation under this agreement shall be held in the State of California, County of San Francisco. Jurisdiction for any disputes arising out of this Agreement shall be exclusively in the courts of the State of California, state or federal, and any litigation shall be brought in San Francisco County, California.

          20.8   Commissions.  PG&E and ELI shall indemnify and hold each other
                 -----------
harmless (including attorney fees and costs) from and against any and all claims for brokerage and finder's fees or commissions which may be asserted against the other based on the actions or omissions of the indemnifying party. PG&E and ELI shall each pay any fees or compensation due to their respective consultants as advisors, if any, with respect to this transaction.

          20.9   Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.

          20.10  Attorney Fees.  PG&E and ELI agree that should either of them
                 -------------
default in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including reasonable attorney fees and costs, incurred by the nondefaulting party to protect its rights hereunder, regardless of whether an action is commenced or prosecuted to judgment.

          20.11  Costs.  Except as otherwise set forth in this Agreement, PG&E
                 -----
and ELI shall each be responsible for its own costs, including legal fees, incurred in negotiating and finalizing this Agreement.

          20.12  No Third-Party Beneficiaries.  Except as otherwise expressly
                 ----------------------------
provided in this Agreement, the terms, covenants and conditions of this Agreement, shall not be construed as being for the benefit of any person who is not a signatory to this Agreement.

          20.13  Entire Agreement.  This Agreement expresses the entire
                 ----------------
understanding of PG&E and ELI relating to the subject matter hereof. All prior understandings, written or oral, with respect to such subject matter are hereby merged herein and superseded.

          20.14  Conflict of Interest/Business Ethics. Each party shall exercise
                 ------------------------------------
reasonable care and diligence to prevent any actions or conditions which could result in a conflict with the other party's interest. Each party or its employees shall not offer substantial gifts, entertainment, payments, loans or other considerations to the other party's employees, their families, vendors, subcontractors and other third-parties for the purpose of influencing such persons to act contrary to the party's interest. All financial statements, reports, billings and other documents rendered shall properly reflect the facts about all activities and transactions handled for the account for each party. Each party shall immediately notify the other party of any and all violations of this Section 20.14 upon becoming aware of such violation.

          20.15  Survival.  In addition to the survival provisions set forth
                 --------
elsewhere in this Agreement, those Articles or Sections of this Agreement which by their nature should survive expiration or other termination of the Agreement, include Section 4.4 (Quit and Surrender), Section 4.5 (Holdover), Section 10.3 (Confidentiality), Article XV (Liability and Indemnity), Section 17.2 (Actions Following Occurrence of Termination Event), Section 17.3 (Rights of PG&E and ELI Upon Termination), Section 17.4 (Amounts Due Upon Termination), Section 17.5 (No Release) and Article XIX (Tax Indemnity).

          20.16  Exhibits.  The exhibits to this Agreement referenced above are
                 --------
an integral part of the agreement and understanding of the parties and are incorporated in this Agreement by reference. Any exhibits referred to above in this Agreement which are not attached hereto as of the Effective Date may be attached to this Agreement following the Effective Date when approved as to form by both PG&E and ELI. The omission of any of the exhibits from this Agreement as of the Effective Date shall not affect the enforceability of this Agreement.

              DATED effective as of the date first above written.

                                        PG&E:

                                        PACIFIC GAS AND ELECTRIC COMPANY, a
                                        California corporation


                                        By:/s/ Stephan J. Metague
                                           ------------------------------------
                                           Title: Mgr. Grid Customer Service

                                        ELI:

                                        ELECTRIC LIGHTWAVE, INC., a Delaware
                                        corporation


                                        By: /s/ David B. Sharkey
                                            -----------------------------------
                                           Title: President and COO

                                  EXHIBIT "A"

                                  CABLE ROUTE
                                  -----------

LINE NAME*           KV             FROM*                TO*            # miles         COMMENTS*
----------------------------------------------------------------------------------------------------------
                    500                                                    47
----------------------------------------------------------------------------------------------------------
                    230                                                    30
----------------------------------------------------------------------------------------------------------
                    230                                                   125
----------------------------------------------------------------------------------------------------------
                    115                                                    34
----------------------------------------------------------------------------------------------------------
                    230                                                    28
----------------------------------------------------------------------------------------------------------
                    230                                                    60
----------------------------------------------------------------------------------------------------------
                    230                                                    12
----------------------------------------------------------------------------------------------------------
                     60                                                     9
----------------------------------------------------------------------------------------------------------
                less than
                  60kV                                                   3800'
----------------------------------------------------------------------------------------------------------
                less than
                  60kV                                                   1800'
----------------------------------------------------------------------------------------------------------
                    60                                                      4
----------------------------------------------------------------------------------------------------------
                   230                                                     18
----------------------------------------------------------------------------------------------------------
                   115                                                      4
----------------------------------------------------------------------------------------------------------
                   115                                                      4
----------------------------------------------------------------------------------------------------------
                less than
                  60kV                                                      1
----------------------------------------------------------------------------------------------------------
                less than
                  60kV                                                   2000'
----------------------------------------------------------------------------------------------------------
                   115                                                     15
----------------------------------------------------------------------------------------------------------
                   115                                                     16
----------------------------------------------------------------------------------------------------------
                   230                                                     45
----------------------------------------------------------------------------------------------------------
                   230                                                    103
----------------------------------------------------------------------------------------------------------
                   230                                                     56
----------------------------------------------------------------------------------------------------------
                   230                                                     61
----------------------------------------------------------------------------------------------------------
                                                   TOTAL MILES:           672
----------------------------------------------------------------------------------------------------------

* Distribution ROW not included in the scope of this Agreement; for reference purposes only


* Confidential information has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT "B"

                             CABLE SPECIFICATIONS
                             --------------------

                               [to be completed]

                                  EXHIBIT "C"

                           DETAILED RESTORATION PLAN
                           -------------------------

                               [to be completed]

                                  EXHIBIT "D"

                               PG&E SAFETY RULES
                               -----------------

                               [to be completed]